UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2010

[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

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       ANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JULY 31, 2010

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FUND OBJECTIVE

TO SEEK LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities when the Fund's managers believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, the Fund will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on the managers' view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities. The Fund at times may implement an index option-based strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                              9

INVESTMENT OVERVIEW                                                          10

FINANCIAL INFORMATION

    Distributions to Shareholders                                            15

    Report of Independent Registered Public Accounting Firm                  16

    Portfolio of Investments                                                 17

    Notes to Portfolio of Investments                                        49

    Financial Statements                                                     52

    Notes to Financial Statements                                            55

EXPENSE EXAMPLE                                                              75

ADVISORY AGREEMENTS                                                          77

TRUSTEES' AND OFFICERS' INFORMATION                                          85

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

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AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S. economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface. As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on European banks suggested they were in better shape than many had feared. Congress passed financial regulatory legislation,

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2  | USAA FIRST START GROWTH FUND
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and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected.
Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds. Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate-term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company          Credit Suisse Asset Management, LLC*
   ARNOLD J. ESPE, CFA                           MIKA TOIKKA
   Bonds and Money Market Instruments            U.S. Stocks

   WASIF A. LATIF                           Credit Suisse Securities (USA) LLC's
   JOHN P. TOOHEY, CFA                      Volaris Volatility Management Group
   Exchange-Traded Funds                         YIRONG LI, CFA
                                                 DEFINA MALUKI, CFA
                                                 Index Options

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o  HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM?

   For the 12-month period ended July 31, 2010, the Fund had a total return of 19.00%. This compares to a total return of 15.78% for the Russell 3000 Index, 12.52% for the Lipper Flexible Portfolio Funds Index, and 8.91% for the Barclays Capital U.S. Aggregate Bond Index.

   USAA Investment Management Company (IMCO) manages the Fund along with two subadvisers. Credit Suisse Asset Management, LLC (Credit Suisse) manages the U.S. equity portion of the Fund and Credit Suisse Securities (USA) LLC's Volaris Volatility Management Group (Volaris Group) manages an equity hedging strategy for the Fund.

   Refer to page 11 for benchmark definitions.

   Past performance is no guarantee of future results.

   *Effective May 3, 2010, Jordan Low is no longer a manager of the Fund.

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4  | USAA FIRST START GROWTH FUND
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o  WHAT WERE THE KEY FACTORS DRIVING THE FUND'S STRONG PERFORMANCE DURING THE
   PAST YEAR?

   The Fund's outperformance was the result of the strength in the fixed income portion of the portfolio, which outpaced the broader bond market by a wide margin. This more than made up for the slightly negative impact of each of the three other areas of the Fund: its asset allocation, the relative performance of its equity investments, and its hedging strategy.

o  WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED INCOME PORTION OF THE FUND?

   The fixed income segment of the portfolio delivered an exceptionally strong performance during the past 12 months, generating a return of 35.64% and soundly beating the 11.35% return of the Lipper Intermediate Debt Funds Average.

   The source of this outperformance was our position in investment-grade corporate bonds and commercial mortgage-backed securities, both of which outpaced the broader bond market by a substantial margin. We established many of these positions at very attractive valuation levels during the crisis period of late 2008 and early 2009. At that time, prices were extremely depressed due to investor fears about the stability of the global financial system. In addition, the market was pressured by mass liquidations from investors who were being forced to sell at any price in order to raise cash. We saw this as a once-in-a-lifetime opportunity to buy bonds with extremely high yields and a low probability of default. In many cases, we were able to buy these bonds at a substantial discount to face value and yields of 10% or higher. Once stability returned to the markets, these securities rebounded to more reasonable valuation levels, greatly benefiting the Fund's performance.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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o  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

   We remain comfortable with the portfolio's positioning as we move into the second half of 2010. Although prices have rebounded significantly during the past year, our intensive credit research continues to show that the risk-reward trade-off in higher-yielding investment grade corporates and commercial mortgage-backed securities remains favorable. At the same time, we see little value in either traditional Treasuries or residential mortgage-backed securities, and we hold minimal positions in either market segment.

   One area in which we have found opportunity is Treasury Inflation Protected Securities, or "TIPS." The fixed income portion of the Fund held a 6% weighting in TIPS at the close of the period, compared with a zero-weighting one year ago. We believe TIPS provide the Fund with exposure to longer-duration assets -- i.e., those with a higher sensitivity to prevailing interest rates -- as well as a hedge against rising inflation in the longer term.

   Overall, the portfolio is positioned for a period of slower growth and low interest rates, but we have included exposure to securities that can perform well during a variety of adverse conditions, such as inflation, mild deflation, or rising interest rates. In addition, our preference for higher-yielding securities provides a yield advantage, relative to the peer group, that has added substantial value over time.

o  HOW WAS THE FUND ALLOCATED DURING THE REPORTING PERIOD?

   We maintained a higher than normal allocation to bonds for most of the reporting year. Given the relative strength of the Fund's bond performance, this allocation decision positively impacted overall

   Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.
   o Options are considered speculative investment strategies.

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6  | USAA FIRST START GROWTH FUND

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   fund performance. The Fund's allocation to equities has increased and was approximately 65% of assets at the end of the reporting period.

   Within the equity portion of the Fund, we are biased to large-caps over small-caps, since larger companies generally have stronger balance sheets, higher exposure to non-domestic markets, and more attractive valuations. We maintained an overall portfolio weighting near 10% of total assets in the international developed markets for diversification purposes.

o  PLEASE DISCUSS PERFORMANCE IN THE EQUITY PORTION OF THE FUND.

   Our equity manager, Credit Suisse, produced a positive absolute return but modestly underperformed the Russell 3000 Index during the annual period.

   We seek to control risk using an equity hedging strategy managed by the Volaris Group. We work closely with Volaris Group to manage the equity hedging strategy based on market conditions. This strategy involves selling index call or corresponding ETF options and purchasing index puts or options on the corresponding exchange-traded fund, or ETF. This carefully managed equity hedging strategy allows us to create "collars" on our stock market exposure that effectively limit the impact of a market downdraft. At the same time, however, the collars also limit upside potential. Given the strength in the global equity markets during the past year, this equity hedging strategy proved to be a slight detractor from the Fund's overall performance.

   Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

   As interest rates rise, existing bond prices fall. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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o  WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND STOCK MARKET?

   News on the world economy took center stage during the past year, as investors sought evidence as to whether economic growth is on a steady track. U.S. monetary and fiscal stimulus has helped offset deleveraging by consumers and financial institutions thus far, but questions abound regarding the fate of the economy once this stimulus is removed. While the manufacturing sector continues to lead the U.S. economic recovery, unemployment remains high, lending continues to contract, and small businesses continue to struggle.

   The news has been somewhat better on the corporate level, as companies have shored up their balance sheets by building up cash reserves. In addition, corporations have maintained a tight control on costs at a time when sales are picking up. Still, we are concerned that bottom-up earnings estimates are too optimistic. We anticipate more modest earnings growth than the analyst consensus. Nevertheless, the recent stock market decline has reduced valuations to a more compelling level.

o  DO YOU HAVE ANY CLOSING THOUGHTS FOR INVESTORS?

   We believe the Fund's multi-faceted approach and actively managed strategy continues to provide investors with a "one-stop" vehicle to gain diversified exposure to a wide range of securities in the equity and fixed income markets.

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8  | USAA FIRST START GROWTH FUND

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FUND RECOGNITION

USAA FIRST START GROWTH FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]
                                       TAX
                                   EFFICIENCY

The Fund is listed as a Lipper Leader for Tax Efficiency among 507 funds within the Lipper Mixed-Asset Target Allocation Growth Funds category for the three-year period ended July 31, 2010. The Fund received a Lipper Leader rating for Tax Efficiency among 416 and 212 funds for the five- and 10-year periods, respectively. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of July 31, 2010. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2010, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  9

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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (Symbol: UFSGX)

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                                               7/31/10              7/31/09
--------------------------------------------------------------------------------
Net Assets                                 $200.3 Million       $172.4 Million
Net Asset Value Per Share                       $9.73                $8.45

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
    19.00%                            1.37%                           -4.62%

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                         TOTAL ANNUAL OPERATING EXPENSES
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                                      2.70%

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              TOTAL ANNUAL OPERATING EXPENSES AFTER REIMBURSEMENT*
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                                      1.38%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.38% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA FIRST START GROWTH FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                              [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BARCLAYS CAPITAL          LIPPER FLEXIBLE                               USAA FIRST
              U.S. AGGREGATE BOND INDEX   PORTFOLIO FUNDS INDEX   RUSSELL 3000 INDEX   START GROWTH FUND
 7/31/2000            $10,000.00               $10,000.00             $10,000.00           $10,000.00
 8/31/2000             10,144.94                10,474.00              10,741.62            10,780.89
 9/30/2000             10,208.72                10,210.58              10,255.27             9,941.72
10/31/2000             10,276.27                10,157.95              10,109.25             9,434.73
11/30/2000             10,444.30                 9,724.87               9,177.46             7,931.24
12/31/2000             10,638.04                 9,891.04               9,331.69             8,222.61
 1/31/2001             10,812.02                10,054.10               9,650.92             8,712.12
 2/28/2001             10,906.20                 9,500.02               8,769.13             7,121.21
 3/31/2001             10,960.95                 9,079.46               8,197.51             6,340.33
 4/30/2001             10,915.46                 9,539.52               8,854.91             7,156.18
 5/31/2001             10,981.30                 9,606.05               8,926.03             6,998.83
 6/30/2001             11,022.79                 9,462.47               8,761.44             6,824.01
 7/31/2001             11,269.23                 9,417.12               8,617.04             6,334.50
 8/31/2001             11,398.28                 9,063.83               8,108.32             5,734.27
 9/30/2001             11,531.10                 8,514.85               7,392.97             4,737.76
10/31/2001             11,772.40                 8,716.69               7,564.97             5,116.55
11/30/2001             11,610.09                 9,095.64               8,147.65             5,594.41
12/31/2001             11,536.36                 9,177.70               8,262.49             5,541.96
 1/31/2002             11,629.75                 9,045.87               8,158.88             5,431.24
 2/28/2002             11,742.45                 8,926.21               7,992.04             5,262.24
 3/31/2002             11,547.10                 9,176.73               8,342.46             5,483.68
 4/30/2002             11,771.03                 8,905.58               7,904.77             5,087.41
 5/31/2002             11,871.04                 8,853.82               7,813.19             5,040.79
 6/30/2002             11,973.69                 8,385.85               7,250.76             4,522.14
 7/31/2002             12,118.17                 7,902.54               6,674.30             4,102.56
 8/31/2002             12,322.77                 7,962.07               6,705.83             4,102.56
 9/30/2002             12,522.35                 7,401.70               6,001.25             3,956.88
10/31/2002             12,465.31                 7,778.74               6,479.11             4,108.39
11/30/2002             12,461.99                 8,109.64               6,871.16             4,079.25
12/31/2002             12,719.41                 7,827.98               6,482.70             3,898.60
 1/31/2003             12,730.27                 7,694.03               6,324.08             3,840.33
 2/28/2003             12,906.41                 7,617.04               6,220.03             3,793.71
 3/31/2003             12,896.46                 7,666.26               6,285.44             3,910.26
 4/30/2003             13,002.88                 8,104.34               6,798.70             4,114.22
 5/31/2003             13,245.32                 8,502.48               7,209.10             4,335.66
 6/30/2003             13,219.03                 8,590.00               7,306.38             4,411.42
 7/31/2003             12,774.62                 8,630.38               7,473.99             4,586.25
 8/31/2003             12,859.43                 8,806.76               7,639.62             4,696.97
 9/30/2003             13,199.83                 8,814.85               7,556.68             4,667.83
10/31/2003             13,076.72                 9,161.17               8,014.00             4,988.34
11/30/2003             13,108.04                 9,257.56               8,124.38             4,970.86
12/31/2003             13,241.43                 9,630.70               8,495.99             5,017.48
 1/31/2004             13,347.96                 9,769.05               8,673.23             5,046.62
 2/29/2004             13,492.44                 9,900.89               8,790.07             5,128.21
 3/31/2004             13,593.49                 9,858.63               8,685.73             5,139.86
 4/30/2004             13,239.83                 9,611.48               8,506.14             4,994.17
 5/31/2004             13,186.80                 9,678.13               8,629.76             5,040.79
 6/30/2004             13,261.32                 9,847.88               8,801.28             5,075.76
 7/31/2004             13,392.77                 9,584.59               8,468.45             4,819.35
 8/31/2004             13,648.24                 9,630.02               8,503.33             4,877.62
 9/30/2004             13,685.28                 9,786.49               8,634.04             5,069.93
10/31/2004             13,800.04                 9,920.67               8,775.85             5,034.97
11/30/2004             13,689.96                10,274.40               9,183.80             5,303.03
12/31/2004             13,815.92                10,545.78               9,511.04             5,588.58
 1/31/2005             13,902.68                10,377.35               9,257.71             5,390.44
 2/28/2005             13,820.61                10,572.99               9,461.51             5,431.24
 3/31/2005             13,749.63                10,385.37               9,301.47             5,361.31
 4/30/2005             13,935.71                10,195.60               9,099.39             5,343.82
 5/31/2005             14,086.48                10,430.88               9,444.17             5,559.44
 6/30/2005             14,163.29                10,507.45               9,510.15             5,623.54
 7/31/2005             14,034.36                10,843.65               9,900.30             5,821.68
 8/31/2005             14,214.27                10,843.22               9,805.92             5,728.44
 9/30/2005             14,067.85                11,000.59               9,891.71             5,874.13
10/31/2005             13,956.52                10,850.39               9,706.46             5,856.64
11/30/2005             14,018.24                11,110.74              10,084.04             6,136.36
12/31/2005             14,151.52                11,214.76              10,093.09             6,188.81
 1/31/2006             14,152.32                11,577.18              10,430.31             6,311.19
 2/28/2006             14,199.30                11,527.67              10,448.85             6,229.60
 3/31/2006             14,059.96                11,711.09              10,629.46             6,182.98
 4/30/2006             14,034.47                11,842.92              10,744.78             6,083.92
 5/31/2006             14,019.50                11,571.45              10,400.78             5,745.92
 6/30/2006             14,049.22                11,559.28              10,419.18             5,693.47
 7/31/2006             14,239.19                11,597.70              10,409.42             5,606.06
 8/31/2006             14,457.17                11,802.34              10,664.07             5,675.99
 9/30/2006             14,584.16                11,932.40              10,902.79             5,844.99
10/31/2006             14,680.63                12,247.42              11,295.26             5,967.37
11/30/2006             14,850.95                12,521.34              11,541.02             6,066.43
12/31/2006             14,764.76                12,646.98              11,679.24             6,128.47
 1/31/2007             14,758.70                12,797.18              11,901.54             6,210.89
 2/28/2007             14,986.28                12,747.21              11,706.30             6,146.13
 3/31/2007             14,986.74                12,866.88              11,828.15             6,193.23
 4/30/2007             15,067.55                13,268.26              12,300.64             6,387.51
 5/31/2007             14,953.36                13,566.83              12,748.91             6,511.14
 6/30/2007             14,909.13                13,505.30              12,510.14             6,428.72
 7/31/2007             15,033.49                13,368.61              12,083.51             6,299.20
 8/31/2007             15,217.75                13,359.53              12,256.96             6,334.52
 9/30/2007             15,333.19                13,886.11              12,703.82             6,511.14
10/31/2007             15,470.93                14,255.75              12,936.86             6,611.22
11/30/2007             15,749.14                13,918.30              12,354.46             6,411.05
12/31/2007             15,793.38                13,857.29              12,279.70             6,378.70
 1/31/2008             16,058.68                13,406.90              11,535.40             6,067.54
 2/29/2008             16,080.97                13,322.13              11,177.12             5,989.75
 3/31/2008             16,135.84                13,144.93              11,110.90             5,917.95
 4/30/2008             16,102.12                13,619.26              11,666.54             6,037.62
 5/31/2008             15,984.04                13,834.97              11,905.55             6,145.33
 6/30/2008             15,971.12                13,213.48              10,923.09             5,846.14
 7/31/2008             15,958.09                12,963.61              10,835.97             5,780.32
 8/31/2008             16,109.55                12,919.30              11,004.27             5,810.24
 9/30/2008             15,893.17                11,708.93               9,969.60             5,385.39
10/31/2008             15,518.02                 9,908.34               8,201.40             4,625.46
11/30/2008             16,023.13                 9,350.17               7,553.98             4,308.32
12/31/2008             16,620.94                 9,697.51               7,698.50             4,406.85
 1/31/2009             16,474.29                 9,285.97               7,052.44             4,146.53
 2/28/2009             16,412.11                 8,659.55               6,313.66             3,867.62
 3/31/2009             16,640.26                 9,233.31               6,866.69             4,078.35
 4/30/2009             16,719.81                 9,972.78               7,589.30             4,481.23
 5/31/2009             16,841.09                10,607.84               7,994.24             4,846.92
 6/30/2009             16,936.88                10,433.74               8,021.48             4,970.88
 7/31/2009             17,210.06                11,282.88               8,645.84             5,237.40
 8/31/2009             17,388.26                11,557.78               8,954.77             5,441.93
 9/30/2009             17,570.92                12,047.85               9,329.94             5,720.85
10/31/2009             17,657.68                11,859.85               9,089.98             5,733.24
11/30/2009             17,886.28                12,365.76               9,606.50             5,869.60
12/31/2009             17,606.70                12,526.03               9,880.26             6,021.25
 1/31/2010             17,875.65                12,198.59               9,524.10             5,989.22
 2/28/2010             17,942.41                12,409.87               9,846.98             6,098.11
 3/31/2010             17,920.35                13,015.67              10,467.61             6,341.52
 4/30/2010             18,106.89                13,213.89              10,693.50             6,392.77
 5/31/2010             18,259.26                12,453.96               9,848.75             6,130.14
 6/30/2010             18,545.59                12,048.65               9,282.56             5,931.57
 7/31/2010             18,743.45                12,695.97               9,926.98             6,232.63

                                   [END CHART]

                Data from 7/31/00 to 7/31/10.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

The graph on page 11 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2010
                                (% of Net Assets)

iShares MSCI EAFE Index Fund* ..........................................  11.0%
SPDR Trust Series 1 ....................................................   7.0%
Chevron Corp. ..........................................................   2.0%
International Business Machines Corp. ..................................   1.6%
Google, Inc. "A" .......................................................   1.3%
Lubrizol Corp. .........................................................   1.3%
AT&T, Inc. .............................................................   1.2%
Constellation Energy Group, Inc. .......................................   1.2%
Estee Lauder Companies, Inc. "A" .......................................   1.2%
Capital One Financial Corp. ............................................   1.2%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in iShares in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

You will find a complete list of securities that the Fund owns on pages 17-47.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2010 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                                 32.5%
EXCHANGE-TRADED FUNDS**                                                    18.0%
INFORMATION TECHNOLOGY                                                      8.1%
HEALTH CARE                                                                 7.5%
CONSUMER DISCRETIONARY                                                      6.6%
ENERGY                                                                      6.5%
UTILITIES                                                                   4.5%
CONSUMER STAPLES                                                            3.8%
MATERIALS                                                                   3.4%
INDUSTRIALS                                                                 2.9%
U.S. TREASURY SECURITIES                                                    2.1%
TELECOMMUNICATION SERVICES                                                  1.8%
MONEY MARKET INSTRUMENTS                                                    1.3%

                                   [END CHART]

* Excludes options and short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2010 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

31.77% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $4,086,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 17, 2010

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
EQUITY SECURITIES (66.3%)

COMMON STOCKS (47.0%)

CONSUMER DISCRETIONARY (6.5%)
-----------------------------
ADVERTISING (0.1%)
      800  Interpublic Group of Companies, Inc.*                        $      7
    5,400  National Cinemedia, Inc.                                           97
      600  Omnicom Group, Inc.                                                23
                                                                        --------
                                                                             127
                                                                        --------
APPAREL & ACCESSORIES & LUXURY GOODS (0.4%)
      700  Carter's, Inc.*                                                    17
      600  Coach, Inc.                                                        22
      864  Fossil, Inc.*                                                      34
    2,700  Jones Apparel Group, Inc.                                          47
      300  lululemon athletica, inc.*                                         13
    3,200  Phillips-Van Heusen Corp.                                         166
    2,800  Polo Ralph Lauren Corp.                                           221
      200  True Religion Apparel, Inc.*                                        5
      300  Under Armour, Inc. "A"*                                            11
    5,000  Warnaco Group, Inc.*                                              209
                                                                        --------
                                                                             745
                                                                        --------
APPAREL RETAIL (0.4%)
    6,246  Aeropostale, Inc.*                                                178
      100  American Eagle Outfitters, Inc.                                     1
      500  AnnTaylor Stores Corp.*                                             9
      650  Buckle, Inc.                                                       18
    1,000  Charming Shoppes, Inc.*                                             4
      100  Chico's FAS, Inc.                                                   1
      200  Children's Place Retail Stores, Inc.*                               8
      500  Collective Brands, Inc.*                                            8
    1,200  Dress Barn, Inc.*                                                  30
      400  Finish Line, Inc. "A"                                               6
      100  Foot Locker, Inc.                                                   1
    4,200  Gap, Inc.                                                          76
      300  Gymboree Corp.*                                                    13
      800  J.Crew Group, Inc.*                                                28
       68  Jos. A. Bank Clothiers, Inc.*                                       4
    2,400  Limited Brands, Inc.                                               62
      400  Men's Wearhouse, Inc.                                               8
      320  Ross Stores, Inc.                                                  17
      920  Stage Stores, Inc.                                                 10
    7,500  TJX Companies, Inc.                                               311
                                                                        --------
                                                                             793
                                                                        --------
AUTO PARTS & EQUIPMENT (0.6%)
   19,246  Autoliv, Inc.*                                                  1,106
      100  BorgWarner, Inc.*                                                   4
    1,140  Dana Holding Corp.*                                                14
      700  Gentex Corp.                                                       13
    3,000  Johnson Controls, Inc.                                             86
    1,000  Tenneco, Inc.*                                                     28
      600  TRW Automotive Holdings Corp.*                                     21
                                                                        --------
                                                                           1,272
                                                                        --------
AUTOMOBILE MANUFACTURERS (0.2%)
   26,600  Ford Motor Co.*                                                   340
    1,980  Thor Industries, Inc.                                              55
                                                                        --------
                                                                             395
                                                                        --------
AUTOMOTIVE RETAIL (0.1%)
    2,700  Advance Auto Parts, Inc.                                          145
      500  AutoNation, Inc.*                                                  12
      200  CarMax, Inc.*                                                       4
    3,300  Group 1 Automotive, Inc.*                                          91
      100  O'Reilly Automotive, Inc.*                                          5
                                                                        --------
                                                                             257
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
BROADCASTING (0.0%)
    1,100  CBS Corp. "B"                                                $     16
      200  Central European Media Enterprises Ltd. "A"*                        4
      500  Discovery Communications, Inc. "A"*                                20
      200  Liberty Media-Starz "A"*                                           11
                                                                        --------
                                                                              51
                                                                        --------
CABLE & SATELLITE (0.2%)
      700  Cablevision Systems Corp. "A"                                      19
    5,800  Comcast Corp. "A"                                                 113
    1,600  DIRECTV "A"*                                                       59
    2,700  DISH Network Corp. "A"                                             54
      700  Liberty Global, Inc. "A"*                                          21
      400  Scripps Networks Interactive "A"                                   17
      700  Time Warner Cable, Inc.                                            40
    2,500  Virgin Media, Inc.                                                 54
                                                                        --------
                                                                             377
                                                                        --------
CATALOG RETAIL (0.0%)
      360  HSN, Inc.*                                                         11
    1,900  Liberty Media Corp. - Interactive "A"*                             21
                                                                        --------
                                                                              32
                                                                        --------
COMPUTER & ELECTRONICS RETAIL (0.1%)
    6,200  Best Buy Co., Inc.                                                215
      700  GameStop Corp. "A"*                                                14
      380  hhgregg, Inc.*                                                      7
      600  RadioShack Corp.                                                   13
      540  Rent-A-Center, Inc.*                                               12
                                                                        --------
                                                                             261
                                                                        --------
CONSUMER ELECTRONICS (0.1%)
      900  Garmin Ltd.                                                        25
    4,500  Harman International Industries, Inc.*                            137
                                                                        --------
                                                                             162
                                                                        --------
DEPARTMENT STORES (0.4%)
      400  Dillard's, Inc. "A"                                                 9
      820  J.C. Penney Co., Inc.                                              20
      700  Kohl's Corp.*                                                      34
   31,700  Macy's, Inc.                                                      591
    2,500  Nordstrom, Inc.                                                    85
    1,040  Saks, Inc.*                                                         9
      200  Sears Holdings Corp.*                                              14
                                                                        --------
                                                                             762
                                                                        --------
DISTRIBUTORS (0.0%)
      240  Core-Mark Holding Co., Inc.*                                        7
      200  Genuine Parts Co.                                                   9
      600  LKQ Corp.*                                                         12
                                                                        --------
                                                                              28
                                                                        --------
EDUCATION SERVICES (0.5%)
      200  American Public Education, Inc.*                                    9
      300  Apollo Group, Inc. "A"*                                            14
      100  Capella Education Co.*                                              9
    4,900  Career Education Corp.*                                           120
      700  Corinthian Colleges, Inc.*                                          7
   11,880  DeVry, Inc.                                                       639
    3,200  ITT Educational Services, Inc.*                                   258
      100  Strayer Education, Inc.                                            24
                                                                        --------
                                                                           1,080
                                                                        --------
FOOTWEAR (0.1%)
      960  Crocs, Inc.*                                                       12
      300  Deckers Outdoor Corp.*                                             15
      600  Iconix Brand Group, Inc.*                                          10
    1,552  NIKE, Inc. "B"                                                    114
      500  Skechers U.S.A., Inc. "A"*                                         19
      180  Steven Madden Ltd.*                                                 7
    1,920  Timberland Co. "A"*                                                34
      380  Wolverine World Wide, Inc.                                         11
                                                                        --------
                                                                             222
                                                                        --------
GENERAL MERCHANDISE STORES (0.3%)
    6,031  99 Cents Only Stores*                                             100
    1,300  Big Lots, Inc.*                                                    45
      500  Dollar General Corp.*                                              15
    5,550  Dollar Tree, Inc.*                                                246
      360  Family Dollar Stores, Inc.                                         15
    1,492  Target Corp.                                                       76
                                                                        --------
                                                                             497
                                                                        --------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
HOME FURNISHINGS (0.0%)
    1,400  La-Z-Boy, Inc.*                                              $     12
      741  Leggett & Platt, Inc.                                              16
      200  Tempur-Pedic International, Inc.*                                   6
                                                                        --------
                                                                              34
                                                                        --------
HOME IMPROVEMENT RETAIL (0.1%)
    3,700  Home Depot, Inc.                                                  106
    3,000  Lowe's Companies, Inc.                                             62
                                                                        --------
                                                                             168
                                                                        --------
HOMEBUILDING (0.0%)
      300  D.R. Horton, Inc.                                                   3
      100  Lennar Corp. "A"                                                    1
      500  Pulte Homes, Inc.*                                                  4
      400  Ryland Group, Inc.                                                  7
      100  Toll Brothers, Inc.*                                                2
                                                                        --------
                                                                              17
                                                                        --------
HOMEFURNISHING RETAIL (0.1%)
      450  Aaron's, Inc.                                                       8
      400  Bed Bath & Beyond, Inc.*                                           15
      560  Haverty Furniture Companies, Inc.                                   7
      900  Pier 1 Imports, Inc.*                                               6
    8,200  Williams-Sonoma, Inc.                                             219
                                                                        --------
                                                                             255
                                                                        --------
HOTELS, RESORTS, & CRUISE LINES (0.1%)
    1,000  Carnival Corp.                                                     34
      380  Gaylord Entertainment Co.*                                         11
      300  Hyatt Hotels Corp. "A"*                                            12
      400  Marriott International, Inc. "A"                                   13
      740  Orient-Express Hotels Ltd. "A"*                                     7
      900  Royal Caribbean Cruises Ltd.*                                      26
      200  Starwood Hotels & Resorts Worldwide, Inc.                          10
      500  Wyndham Worldwide Corp.                                            13
                                                                        --------
                                                                             126
                                                                        --------

HOUSEHOLD APPLIANCES (0.5%)
      480  Helen of Troy Ltd.*                                                12
      300  Stanley Black & Decker, Inc.                                       17
   12,682  Whirlpool Corp.                                                 1,056
                                                                        --------
                                                                           1,085
                                                                        --------
HOUSEWARES & SPECIALTIES (0.1%)
      680  American Greetings Corp. "A"                                       14
      900  Blyth, Inc.                                                        36
      100  Fortune Brands, Inc.                                                4
      400  Jarden Corp.                                                       11
      900  Newell Rubbermaid, Inc.                                            14
      680  Tupperware Brands Corp.                                            27
                                                                        --------
                                                                             106
                                                                        --------
INTERNET RETAIL (0.2%)
      700  Amazon.com, Inc.*                                                  83
       80  Blue Nile, Inc.*                                                    4
   10,700  Expedia, Inc.                                                     243
      100  Netflix, Inc.*                                                     10
      100  Priceline.com, Inc.*                                               22
                                                                        --------
                                                                             362
                                                                        --------
LEISURE FACILITIES (0.0%)
      400  Life Time Fitness, Inc.*                                           15
      300  Vail Resorts, Inc.*                                                11
                                                                        --------
                                                                              26
                                                                        --------
LEISURE PRODUCTS (0.1%)
      800  Brunswick Corp.                                                    13
    1,320  Callaway Golf Co.                                                   9
      300  Hasbro, Inc.                                                       13
    2,600  Mattel, Inc.                                                       55
      500  Polaris Industries, Inc.                                           30
      400  Pool Corp.                                                          9
                                                                        --------
                                                                             129
                                                                        --------
MOTORCYCLE MANUFACTURERS (0.0%)
      300  Harley-Davidson, Inc.                                               8
                                                                        --------
MOVIES & ENTERTAINMENT (0.3%)
      945  AOL, Inc.*                                                         20
      480  Cinemark Holdings, Inc.                                             7

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      500  DreamWorks Animation SKG, Inc. "A"*                          $     15
      100  Liberty Media Corp.- Capital "A"*                                   5
    3,326  Live Nation, Inc.*                                                 31
    5,200  News Corp. "A"                                                     68
   10,000  News Corp. "B"                                                    148
    2,200  Time Warner, Inc.                                                  69
    2,500  Viacom, Inc. "A"(a)                                                93
    1,200  Viacom, Inc. "B"                                                   40
    3,994  Walt Disney Co.                                                   134
                                                                        --------
                                                                             630
                                                                        --------
PHOTOGRAPHIC PRODUCTS (0.0%)
    2,800  Eastman Kodak Co.*                                                 11
                                                                        --------
PUBLISHING (1.0%)
      500  Gannett Co., Inc.                                                   7
      100  John Wiley & Sons, Inc. "A"                                         4
      727  McGraw-Hill Companies, Inc.                                        22
      100  Morningstar, Inc.*                                                  4
    1,100  Scholastic Corp.                                                   28
      400  Valassis Communications, Inc.*                                     14
    4,756  Washington Post Co. "B"                                         2,000
                                                                        --------
                                                                           2,079
                                                                        --------
RESTAURANTS (0.2%)
       26  Biglari Holdings, Inc.*                                             8
      320  Buffalo Wild Wings, Inc.*                                          14
      360  California Pizza Kitchen, Inc.*                                     6
      200  CEC Entertainment, Inc.*                                            7
      940  Cheesecake Factory, Inc.*                                          22
      100  Chipotle Mexican Grill, Inc. "A"*                                  15
      200  Cracker Barrel Old Country Store, Inc.                             10
      300  Darden Restaurants, Inc.                                           13
      500  Jack in the Box, Inc.*                                             10
    2,200  McDonald's Corp.                                                  153
      160  P.F. Chang's China Bistro, Inc.                                     7
      240  Peet's Coffee & Tea, Inc.*                                         10
      560  Ruby Tuesday, Inc.*                                                 6
    1,400  Starbucks Corp.                                                    35
      400  Texas Roadhouse, Inc. "A"*                                          5
    2,600  Wendy's/Arby's Group, Inc. "A"                                     11
    1,100  Yum! Brands, Inc.                                                  45
                                                                        --------
                                                                             377
                                                                        --------
SPECIALIZED CONSUMER SERVICES (0.2%)
      300  Coinstar, Inc.*                                                    14
   12,700  H&R Block, Inc.                                                   199
      540  Hillenbrand, Inc.                                                  12
      300  Matthews International Corp. "A"                                   11
      500  Regis Corp.                                                         7
    3,900  Sotheby's Holdings, Inc. "A"                                      106
                                                                        --------
                                                                             349
                                                                        --------
SPECIALTY STORES (0.1%)
      480  Barnes & Noble, Inc.                                                6
      500  Dick's Sporting Goods, Inc.*                                       13
      200  Jo-Ann Stores, Inc.*                                                8
      300  Office Depot, Inc.*                                                 1
      500  PetSmart, Inc.                                                     16
      800  Sally Beauty Holdings, Inc.*                                        8
    1,300  Staples, Inc.                                                      27
      100  Tiffany & Co.                                                       4
      100  Tractor Supply Co.                                                  7
                                                                        --------
                                                                              90
                                                                        --------
TIRES & RUBBER (0.0%)
    3,000  Cooper Tire & Rubber Co.                                           65
      300  Goodyear Tire & Rubber Co.*                                         3
                                                                        --------
                                                                              68
                                                                        --------
           Total Consumer Discretionary                                   12,981
                                                                        --------
CONSUMER STAPLES (2.9%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
    1,473  Archer-Daniels-Midland Co.                                         40
    1,100  Bunge Ltd.                                                         54

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      700  Darling International, Inc.*                                 $      6
      320  Fresh Del Monte Produce, Inc.*                                      7
                                                                        --------
                                                                             107
                                                                        --------
DRUG RETAIL (0.1%)
    2,900  CVS Caremark Corp.                                                 89
    1,900  Walgreen Co.                                                       54
                                                                        --------
                                                                             143
                                                                        --------
FOOD DISTRIBUTORS (0.0%)
      242  Andersons, Inc.                                                     8
       80  Nash Finch Co.                                                      3
    1,100  Sysco Corp.                                                        34
      400  United Natural Foods, Inc.*                                        14
                                                                        --------
                                                                              59
                                                                        --------
FOOD RETAIL (0.1%)
      780  Casey's General Stores, Inc.                                       30
    1,600  Kroger Co.                                                         34
      360  Ruddick Corp.                                                      13
    1,106  Safeway, Inc.                                                      23
      200  SUPERVALU, Inc.                                                     2
       80  Village Super Market, Inc. "A"                                      2
      240  Weis Markets, Inc.                                                  9
      300  Whole Foods Market, Inc.*                                          11
    8,000  Winn Dixie Stores, Inc.*                                           78
                                                                        --------
                                                                             202
                                                                        --------
HOUSEHOLD PRODUCTS (0.3%)
      433  Central Garden & Pet Co.*                                           5
      300  Clorox Co.                                                         19
    1,000  Colgate-Palmolive Co.                                              79
      900  Kimberly-Clark Corp.                                               58
    5,600  Procter & Gamble Co.                                              342
                                                                        --------
                                                                             503
                                                                        --------
HYPERMARKETS & SUPER CENTERS (0.1%)
    1,000  Costco Wholesale Corp.                                             57
    3,900  Wal-Mart Stores, Inc.                                             199
                                                                        --------
                                                                             256
                                                                        --------
PACKAGED FOODS & MEAT (0.8%)
      200  Campbell Soup Co.                                                   7
      800  ConAgra Foods, Inc.                                                19
      700  Dean Foods Co.*                                                     8
      900  Del Monte Foods Co.                                                13
      200  Diamond Foods, Inc.                                                 9
    1,400  General Mills, Inc.                                                48
      600  Green Mountain Coffee Roasters, Inc.*                              18
      669  H.J. Heinz Co.                                                     30
      400  Hain Celestial Group, Inc.*                                         8
   18,355  Hershey Co.                                                       863
      200  Hormel Foods Corp.                                                  9
      240  J & J Snack Foods Corp.                                            10
      100  J.M. Smucker Co.                                                    6
      400  Kellogg Co.                                                        20
    3,100  Kraft Foods, Inc. "A"                                              91
      709  Lancaster Colony Corp.                                             37
      440  Lance, Inc.                                                         9
      100  McCormick & Co., Inc.                                               4
    1,864  Mead Johnson Nutrition Co.                                         99
      200  Sanderson Farms, Inc.                                               9
    1,800  Sara Lee Corp.                                                     27
      700  Smithfield Foods, Inc.*                                            10
      300  TreeHouse Foods, Inc.*                                             14
   12,300  Tyson Foods, Inc. "A"                                             215
                                                                        --------
                                                                           1,583
                                                                        --------
PERSONAL PRODUCTS (1.2%)
      400  Alberto-Culver Co.                                                 12
      700  Avon Products, Inc.                                                22
   37,400  Estee Lauder Companies, Inc. "A"                                2,328
      500  Herbalife Ltd.                                                     25
      146  NBTY, Inc.*                                                         8
      400  Nu Skin Enterprises, Inc. "A"                                      11
                                                                        --------
                                                                           2,406
                                                                        --------
SOFT DRINKS (0.2%)
    4,200  Coca-Cola Co.                                                     232
      700  Coca-Cola Enterprises, Inc.                                        20
      700  Dr.Pepper Snapple Group, Inc.                                      26
      300  Hansen Natural Corp.*                                              13

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
    3,207  PepsiCo, Inc.                                                $    208
                                                                        --------
                                                                             499
                                                                        --------
           Total Consumer Staples                                          5,758
                                                                        --------
ENERGY (4.8%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
      274  Alpha Natural Resources, Inc.*                                     11
      100  Arch Coal, Inc.                                                     2
      500  CONSOL Energy, Inc.                                                19
      400  Massey Energy Co.                                                  12
      600  Patriot Coal Corp.*                                                 7
      400  Peabody Energy Corp.                                               18
                                                                        --------
                                                                              69
                                                                        --------
INTEGRATED OIL & GAS (3.1%)
   51,100  Chevron Corp.                                                   3,894
    3,400  ConocoPhillips                                                    188
   19,793  Exxon Mobil Corp.                                               1,181
   11,400  Hess Corp.                                                        611
    1,443  Marathon Oil Corp.                                                 48
      570  Murphy Oil Corp.                                                   31
    1,700  Occidental Petroleum Corp.                                        133
                                                                        --------
                                                                           6,086
                                                                        --------
OIL & GAS DRILLING (0.0%)
      400  Atwood Oceanics, Inc.*                                             11
      500  Diamond Offshore Drilling, Inc.                                    30
      300  Nabors Industries Ltd.*                                             5
      100  Pride International, Inc.*                                          2
      260  Rowan Companies, Inc.*                                              7
                                                                        --------
                                                                              55
                                                                        --------
OIL & GAS EQUIPMENT & SERVICES (0.4%)
      660  Baker Hughes, Inc.                                                 32
      300  Bristow Group, Inc.*                                               10
      400  Cameron International Corp.*                                       16
      400  CARBO Ceramics, Inc.                                               32
      400  Complete Production Services, Inc.*                                 8
      547  Dresser-Rand Group, Inc.*                                          20
      300  Dril-Quip, Inc.*                                                   16
      300  FMC Technologies, Inc.*                                            19
    1,900  Halliburton Co.                                                    57
    1,080  Key Energy Services, Inc.*                                         10
      400  Lufkin Industries, Inc.                                            17
    7,400  National-Oilwell Varco, Inc.                                      290
      300  Oceaneering International, Inc.*                                   15
      140  Oil States International, Inc.*                                     6
    2,400  Schlumberger Ltd.                                                 143
      200  Seacor Holdings, Inc.*                                             17
      300  Smith International, Inc.                                          12
      700  TETRA Technologies, Inc.*                                           7
      300  Tidewater, Inc.                                                    12
    5,700  Weatherford International Ltd.*                                    92
    2,200  Willbros Group, Inc.*                                              20
                                                                        --------
                                                                             851
                                                                        --------
OIL & GAS EXPLORATION & PRODUCTION (1.2%)
    1,100  Anadarko Petroleum Corp.                                           54
    2,300  Apache Corp.                                                      220
      900  Atlas Energy, Inc.*                                                27
      400  Berry Petroleum Co. "A"                                            12
      300  Bill Barrett Corp.*                                                11
    1,300  Brigham Exploration Co.*                                           22
    1,300  Chesapeake Energy Corp.                                            27
   25,800  Cimarex Energy Co.                                              1,777
       80  Clayton Williams Energy, Inc.*                                      4
      180  Contango Oil & Gas Co.*                                             8
      100  Continental Resources, Inc.*                                        5
      600  Denbury Resources, Inc.*                                           10
      900  Devon Energy Corp.                                                 56
      500  EOG Resources, Inc.                                                49
      100  Forest Oil Corp.*                                                   3
    1,880  Gran Tierra Energy, Inc.*                                          10
      100  Mariner Energy, Inc.*                                               2
      700  McMoRan Exploration Co.*                                            7
      300  Newfield Exploration Co.*                                          16
      200  Noble Energy, Inc.                                                 13
      760  Penn Virginia Corp.                                                14
      700  Petrohawk Energy Corp.*                                            11

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      300  Pioneer Natural Resources Co.                                $     17
      100  Plains Exploration & Production Co.*                                2
      200  QEP Resources, Inc.*                                                7
      300  Range Resources Corp.                                              11
      400  Rosetta Resources, Inc.*                                            9
    1,437  SandRidge Energy, Inc.*                                             8
      700  Southwestern Energy Co.*                                           26
      400  Stone Energy Corp.*                                                 5
      300  Swift Energy Co.*                                                   8
    1,800  W&T Offshore, Inc.                                                 17
                                                                        --------
                                                                           2,468
                                                                        --------
OIL & GAS REFINING & MARKETING (0.0%)
      300  Clean Energy Fuels Corp.*                                           6
      100  Sunoco, Inc.                                                        3
      100  Tesoro Corp.                                                        1
    1,400  Valero Energy Corp.                                                24
      180  World Fuel Services Corp.                                           5
                                                                        --------
                                                                              39
                                                                        --------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    1,300  El Paso Corp.                                                      16
      400  Frontline Ltd.                                                     12
      680  Knightsbridge Tankers Ltd.                                         13
      360  Nordic American Tanker Shipping Ltd.                               10
      368  Ship Finance International Ltd.                                     7
      500  Southern Union Co.                                                 11
    1,100  Spectra Energy Corp.                                               23
    1,100  Williams Companies, Inc.                                           22
                                                                        --------
                                                                             114
                                                                        --------
           Total Energy                                                    9,682
                                                                        --------
FINANCIALS (7.4%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      100  Affiliated Managers Group, Inc.*                                    7
    2,374  American Capital Ltd.*                                             12
      400  Ameriprise Financial, Inc.                                         17
    1,872  Apollo Investment Corp.                                            19
    1,343  Ares Capital Corp.                                                 19
    2,400  Bank of New York Mellon Corp.                                      60
    2,800  BlackRock, Inc. "A"                                               441
      100  Capital Southwest Corp.                                             9
    4,100  Eaton Vance Corp.                                                 123
      200  Federated Investors, Inc. "B"                                       4
      400  Franklin Resources, Inc.                                           40
    1,380  Invesco Ltd. ADR                                                   27
      100  Janus Capital Group, Inc.                                           1
      100  Legg Mason, Inc.                                                    3
      500  Northern Trust Corp.                                               23
      900  Penson Worldwide, Inc.*                                             5
    1,200  Prospect Capital Corp.                                             12
      100  SEI Investments Co.                                                 2
      953  State Street Corp.                                                 37
      600  T.Rowe Price Group, Inc.                                           29
      105  Virtus Investments Partners, Inc.*                                  3
      400  Waddell & Reed Financial, Inc. "A"                                  9
       80  Westwood Holdings Group, Inc.                                       3
                                                                        --------
                                                                             905
                                                                        --------
CONSUMER FINANCE (1.3%)
    5,200  American Express Co.                                              232
   54,700  Capital One Financial Corp.                                     2,316
      300  Cash America International, Inc.                                   10
    1,400  Discover Financial Services                                        21
      400  EZCORP, Inc. "A"*                                                   8
    1,100  SLM Corp.*                                                         13
      280  World Acceptance Corp.*                                            12
                                                                        --------
                                                                           2,612
                                                                        --------
DIVERSIFIED BANKS (1.0%)
      100  Comerica, Inc.                                                      4
    4,500  U.S. Bancorp                                                      107
   64,800  Wells Fargo & Co.                                               1,797
                                                                        --------
                                                                           1,908
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
      700  St.Joe Co.*                                                  $     18
       80  Tejon Ranch Co.*                                                    2
                                                                        --------
                                                                              20
                                                                        --------
INSURANCE BROKERS (0.0%)
      600  Aon Corp.                                                          23
      511  Arthur J.Gallagher & Co.                                           13
      900  Marsh & McLennan Companies, Inc.                                   21
                                                                        --------
                                                                              57
                                                                        --------
INVESTMENT BANKING & BROKERAGE (0.2%)
    2,100  Charles Schwab Corp.                                               31
    1,000  Goldman Sachs Group, Inc.                                         151
      480  Investment Technology Group, Inc.*                                  8
      300  KBW, Inc.*                                                          7
      800  Knight Capital Group, Inc. "A"*                                    11
      500  Lazard Ltd. "A"                                                    15
      800  MF Global Holdings Ltd.*                                            5
    3,300  Morgan Stanley                                                     89
      200  Piper Jaffray Co., Inc.*                                            6
      500  Raymond James Financial, Inc.                                      13
      300  Stifel Financial Corp.*                                            14
      800  TD Ameritrade Holding Corp.*                                       13
                                                                        --------
                                                                             363
                                                                        --------
LIFE & HEALTH INSURANCE (0.6%)
    1,010  AFLAC, Inc.                                                        50
    2,100  CNO Financial Group, Inc.*                                         11
      400  Delphi Financial Group, Inc. "A"                                   10
      800  Lincoln National Corp.                                             21
    1,300  MetLife, Inc.                                                      55
      100  National Western Life Insurance Co. "A"                            16
    1,100  Principal Financial Group, Inc.                                    28
      560  Protective Life Corp.                                              13
   17,200  Prudential Financial, Inc.                                        985
      400  StanCorp Financial Group, Inc.                                     15
      400  Torchmark Corp.                                                    21
    2,060  Unum Group                                                         47
                                                                        --------
                                                                           1,272
                                                                        --------
MULTI-LINE INSURANCE (0.4%)
      500  American Financial Group, Inc.                                     15
      900  American International Group, Inc.*                                34
      400  Assurant, Inc.                                                     15
   41,300  Genworth Financial, Inc. "A"*                                     561
    2,000  Hartford Financial Services Group, Inc.                            47
      500  HCC Insurance Holdings, Inc.                                       13
      641  Horace Mann Educators Corp.                                        11
      800  Loews Corp.                                                        30
      600  Unitrin, Inc.                                                      16
                                                                        --------
                                                                             742
                                                                        --------
MULTI-SECTOR HOLDINGS (0.0%)
    1,000  Compass Diversified Holdings                                       15
      100  Leucadia National Corp.*                                            2
      280  PICO Holdings, Inc.*                                                9
                                                                        --------
                                                                              26
                                                                        --------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
   21,100  Bank of America Corp.                                             296
  154,300  Citigroup, Inc.*                                                  633
    9,187  JPMorgan Chase & Co.                                              370
                                                                        --------
                                                                           1,299
                                                                        --------
PROPERTY & CASUALTY INSURANCE (0.4%)
    2,600  ACE Ltd.                                                          138
      400  Allied World Assurance Co.Holdings Ltd.                            20
    1,300  Allstate Corp.                                                     37
      240  Argo Group International Holdings Ltd.                              7

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      600  Aspen Insurance Holdings Ltd.                                $     16
    1,300  Assured Guaranty Ltd.                                              20
    1,100  AXIS Capital Holdings Ltd.                                         34
      400  Baldwin & Lyons, Inc. "B"                                           9
    1,100  Chubb Corp.                                                        58
      100  Cincinnati Financial Corp.                                          3
      400  CNA Financial Corp.*                                               11
    1,218  Employers Holdings, Inc.                                           19
      200  Fidelity National Financial, Inc. "A"                               3
      742  First American Financial Corp.                                     11
      180  Infinity Property & Casualty Corp.                                  9
      100  MBIA, Inc.*                                                         1
      200  Navigators Group, Inc.*                                             8
      300  Old Republic International Corp.                                    4
      100  ProAssurance Corp.*                                                 6
    1,300  Progressive Corp.                                                  26
      200  RLI Corp.                                                          11
       96  Safety Insurance Group, Inc.                                        4
    3,450  Selective Insurance Group, Inc.                                    54
    1,843  State Auto Financial Corp.                                         29
      400  Tower Group, Inc.                                                   9
    4,900  Travelers Companies, Inc.                                         247
      600  W.R. Berkley Corp.                                                 16
      100  White Mountains Insurance Group Ltd.                               31
      600  XL Group plc                                                       11
                                                                        --------
                                                                             852
                                                                        --------
REAL ESTATE DEVELOPMENT (0.0%)
      420  Forestar Group, Inc.*                                               7
                                                                        --------
REAL ESTATE SERVICES (0.1%)
    3,333  Altisource Portfolio Solutions S.A.*                               94
      300  CB Richard Ellis Group, Inc. "A"*                                   5
      500  Jones Lang LaSalle, Inc.                                           39
                                                                        --------
                                                                             138
                                                                        --------
REGIONAL BANKS (0.5%)
       83  Arrow Financial Corp.                                               2
      100  Associated Banc Corp.                                               1
      673  BancorpSouth, Inc.                                                 10
      100  Bank of Hawaii Corp.                                                5
      280  Bank of the Ozarks, Inc.                                           11
    1,400  BB&T Corp.                                                         35
    2,500  CapitalSource, Inc.                                                13
      650  Cathay General Bancorp                                              8
      700  Chemical Financial Corp.                                           16
       39  Citizens & Northern Corp.                                           -
      280  City Holding Co.                                                    8
      760  Columbia Banking System, Inc.                                      14
      600  Community Bank System, Inc.                                        15
      100  Cullen/Frost Bankers, Inc.                                          6
    2,295  CVB Financial Corp.                                                23
      400  East West Bancorp, Inc.                                             6
    1,000  F.N.B. Corp.                                                        9
    3,600  Fifth Third Bancorp                                                46
    1,725  First Commonwealth Financial Corp.                                  9
      900  First Financial Bancorp                                            14
      662  First Financial Bankshares, Inc.                                   32
      300  First Financial Corp.                                               9
    1,505  First Midwest Bancorp, Inc.                                        19
    1,108  Firstmerit Corp.                                                   22
    7,200  Fulton Financial Corp.                                             66
      600  Glacier Bancorp, Inc.                                              10
      200  Hancock Holding Co.                                                 6
      339  Home BancShares, Inc.                                               8
    2,365  Huntington Bancshares, Inc.                                        14
      180  IBERIABANK Corp.                                                    9
    1,300  International Bancshares Corp.                                     23
    1,900  KeyCorp                                                            16
      217  M&T Bank Corp.                                                     19
      800  Marshall & Ilsley Corp.                                             6
      800  MB Financial, Inc.                                                 14

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
    1,100  National Penn Bancshares, Inc.                               $      7
    1,000  NBT Bancorp, Inc.                                                  22
      700  Old National Bancorp                                                7
       80  Park National Corp.                                                 5
    1,148  PNC Financial Services Group, Inc.                                 68
    4,800  Popular, Inc.*                                                     14
      400  PrivateBancorp, Inc.                                                5
      380  Prosperity Bancshares, Inc.                                        13
    2,565  Regions Financial Corp.                                            19
      400  Renasant Corp.                                                      6
      360  S&T Bancorp, Inc.                                                   7
      360  S.Y. Bancorp, Inc.                                                  9
      240  SCBT Financial Corp.                                                8
      340  Signature Bank*                                                    13
      240  Simmons First National Corp. "A"                                    6
       80  Suffolk Bancorp                                                     2
    1,100  SunTrust Banks, Inc.                                               29
    1,020  Susquehanna Bancshares, Inc.                                        9
      280  SVB Financial Group*                                               12
    3,100  Synovus Financial Corp.                                             8
      360  Texas Capital Bancshares, Inc.*                                     6
      500  Trustmark Corp.                                                    11
      300  UMB Financial Corp.                                                11
    2,820  Umpqua Holdings Corp.                                              35
      300  United Bankshares, Inc.                                             8
      105  Valley National Bancorp                                             2
      500  Webster Financial Corp.                                             9
      200  Westamerica Bancorp                                                11
      800  Whitney Holding Corp.                                               7
      300  Wintrust Financial Corp.                                            9
      100  Zions Bancorp.                                                      2
                                                                        --------
                                                                             904
                                                                        --------
REINSURANCE (0.2%)
      400  Alterra Capital Holdings Ltd.                                       8
      300  Arch Capital Group Ltd.*                                           24
    4,200  Endurance Specialty Holdings Ltd.                                 162
      200  Enstar Group Ltd.*                                                 15
      400  Everest Re Group Ltd.                                              31
    1,109  Flagstone Reinsurance Holdings S.A.                                12
      400  Greenlight Capital Re Ltd. "A"*                                    10
      720  Montpelier Re Holdings Ltd.                                        12
      600  PartnerRe Ltd.                                                     43
      440  Platinum Underwriters Holdings Ltd.                                17
      500  RenaissanceRe Holdings Ltd.                                        29
      300  Transatlantic Holdings, Inc.                                       14
      600  Validus Holdings Ltd.                                              15
                                                                        --------
                                                                             392
                                                                        --------
REITs - DIVERSIFIED (0.1%)
    1,060  Colonial Properties Trust                                          17
    3,537  Cousins Properties, Inc.                                           24
      600  Liberty Property Trust, Inc.                                       19
        3  One Liberty Properties, Inc.                                        -
      160  PS Business Parks, Inc.                                             9
      614  Vornado Realty Trust                                               51
      480  Washington REIT                                                    15
                                                                        --------
                                                                             135
                                                                        --------
REITs - INDUSTRIAL (0.0%)
      500  AMB Property Corp.                                                 12
    1,720  DCT Industrial Trust, Inc.                                          8
      240  EastGroup Properties, Inc.                                          9
    1,000  ProLogis                                                           11
                                                                        --------
                                                                              40
                                                                        --------
REITs - MORTGAGE (0.7%)
   78,100  Annaly Capital Management, Inc.                                 1,359
    1,520  Anworth Mortgage Asset Corp.                                       11
      900  Capstead Mortgage Corp.                                            10
    4,800  Chimera Investment Corp.                                           19
      700  Hatteras Financial Corp.                                           21
    3,500  MFA Mortgage Investments, Inc.                                     26

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
    1,100  Redwood Trust, Inc.                                          $     17
      360  Starwood Property Trust, Inc.                                       6
                                                                        --------
                                                                           1,469
                                                                        --------
REITs - OFFICE (0.1%)
      200  Alexandria Real Estate Equities, Inc.                              14
    1,400  BioMed Realty Trust, Inc.                                          25
      400  Boston Properties, Inc.                                            33
       50  CommonWealth REIT                                                   1
      300  Corporate Office Properties Trust                                  11
      200  Digital Realty Trust, Inc.                                         13
      200  Duke Realty Corp.                                                   2
      900  Franklin Street Properties Corp.                                   11
      900  Highwoods Properties, Inc.                                         28
      800  Kilroy Realty Corp.                                                27
    1,858  Lexington Realty Trust                                             12
      300  Mack-Cali Realty Corp.                                             10
      300  SL Green Realty Corp.                                              18
                                                                        --------
                                                                             205
                                                                        --------
REITs - RESIDENTIAL (0.1%)
      800  American Campus Communities, Inc.                                  23
      200  AvalonBay Communities, Inc.                                        21
      300  Camden Property Trust                                              14
      160  Equity LifeStyle Properties, Inc.                                   8
      700  Equity Residential Properties Trust                                32
      100  Essex Property Trust, Inc.                                         11
      280  Home Properties, Inc.                                              14
      300  Mid-America Apartment Communities, Inc.                            17
      800  Post Properties, Inc.                                              20
      100  UDR, Inc.                                                           2
                                                                        --------
                                                                             162
                                                                        --------
REITs - RETAIL (0.1%)
      693  Acadia Realty Trust                                                13
    1,500  CBL & Associates Properties, Inc.                                  21
    2,100  Developers Diversified Realty Corp.                                24
      800  Equity One, Inc.                                                   14
      300  Federal Realty Investment Trust                                    24
      640  Inland Real Estate Corp.                                            5
      600  Kimco Realty Corp.                                                  9
      422  Macerich Co.                                                       18
    1,100  National Retail Properties, Inc.                                   25
      500  Realty Income Corp.                                                16
      300  Regency Centers Corp.                                              11
      721  Simon Property Group, Inc.                                         64
      320  Tanger Factory Outlet Centers, Inc.                                14
      300  Taubman Centers, Inc.                                              12
      500  Weingarten Realty Investors                                        11
                                                                        --------
                                                                             281
                                                                        --------
REITs - SPECIALIZED (0.2%)
    1,687  DiamondRock Hospitality Co.*                                       16
      320  Entertainment Properties Trust                                     13
    1,200  Extra Space Storage, Inc.                                          19
      600  HCP, Inc.                                                          21
      500  Health Care REIT, Inc.                                             23
      500  Healthcare Realty Trust, Inc.                                      12
      500  Hospitality Properties Trust                                       10
    1,221  Host Hotels & Resorts, Inc.                                        18
      500  LaSalle Hotel Properties                                           12
      300  LTC Properties, Inc.                                                7
      880  Medical Properties Trust, Inc.                                      9
      200  National Health Investors, Inc.                                     8
      400  Nationwide Health Properties, Inc.                                 15
    1,100  OMEGA Healthcare Investors, Inc.                                   24

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      500  Plum Creek Timber Co., Inc.                                  $     18
      710  Potlatch Corp.                                                     26
      450  Public Storage                                                     44
      229  Rayonier, Inc.                                                     11
      600  Senior Housing Properties Trust                                    14
      200  Sovran Self Storage, Inc.                                           7
      822  Sunstone Hotel Investors, Inc.*                                     8
      500  Ventas, Inc.                                                       25
                                                                        --------
                                                                             360
                                                                        --------
SPECIALIZED FINANCE (0.2%)
      300  CIT Group, Inc.*                                                   11
      100  CME Group, Inc.                                                    28
      100  IntercontinentalExchange, Inc.*                                    11
      520  MarketAxess Holdings, Inc.                                          7
   15,700  Moody's Corp.                                                     370
      760  MSCI, Inc. "A"*                                                    24
      600  NYSE Euronext                                                      17
      500  PHH Corp.*                                                         10
       80  Portfolio Recovery Associates, Inc.*                                6
                                                                        --------
                                                                             484
                                                                        --------
THRIFTS & MORTGAGE FINANCE (0.1%)
      700  Astoria Financial Corp.                                             9
      200  First Niagara Financial Group, Inc.                                 3
      800  Hudson City Bancorp, Inc.                                          10
    2,642  Kearny Financial Corp.                                             25
    6,000  MGIC Investment Corp.*                                             52
      600  New York Community Bancorp, Inc.                                   10
    1,500  NewAlliance Bancshares, Inc.                                       18
      500  People's United Financial, Inc.                                     7
    1,600  Provident Financial Services, Inc.                                 20
    1,200  Radian Group, Inc.                                                 10
    2,884  TrustCo Bank Corp.NY                                               17
                                                                        --------
                                                                             181
                                                                        --------
           Total Financials                                               14,814
                                                                        --------
HEALTH CARE (7.5%)
------------------
BIOTECHNOLOGY (2.1%)
      300  Acorda Therapeutics, Inc.*                                         10
      600  Alexion Pharmaceuticals, Inc.*                                     33
    1,300  Alkermes, Inc.*                                                    17
      200  AMAG Pharmaceuticals, Inc.*                                         6
   17,600  Amgen, Inc.*                                                      960
    1,000  Amylin Pharmaceuticals, Inc.*                                      19
    2,000  Biogen Idec, Inc.*                                                112
    3,500  Celgene Corp.*                                                    193
   32,802  Cephalon, Inc.*                                                 1,861
      500  Cepheid*                                                            8
      500  Cubist Pharmaceuticals, Inc.*                                      11
    1,000  Dendreon Corp.*                                                    33
      940  Exelixis, Inc.*                                                     3
    2,000  Genzyme Corp.*                                                    139
   20,400  Gilead Sciences, Inc.*                                            680
    1,340  Human Genome Sciences, Inc.*                                       35
      571  Immunogen, Inc.*                                                    5
    1,200  Incyte Corp.*                                                      16
      800  Isis Pharmaceuticals, Inc.*                                         8
      700  Martek Biosciences Corp.*                                          14
      600  Myriad Genetics, Inc.*                                              9
      500  Onyx Pharmaceuticals, Inc.*                                        13
    1,000  PDL BioPharma, Inc.                                                 6
      380  Regeneron Pharmaceuticals, Inc.*                                    9
      600  Savient Pharmaceuticals, Inc.*                                      8
      700  Seattle Genetics, Inc.*                                             8
      600  Theravance, Inc.*                                                   9
      100  United Therapeutics Corp.*                                          5

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
    1,500  Vertex Pharmaceuticals, Inc.*                                $     50
                                                                        --------
                                                                           4,280
                                                                        --------
HEALTH CARE DISTRIBUTORS (0.1%)
      600  AmerisourceBergen Corp.                                            18
      600  Cardinal Health, Inc.                                              19
      200  Henry Schein, Inc.*                                                11
      600  McKesson Corp.                                                     38
       80  MWI Veterinary Supply, Inc.*                                        4
      520  Owens & Minor, Inc.                                                14
      500  PSS World Medical, Inc.*                                            9
                                                                        --------
                                                                             113
                                                                        --------
HEALTH CARE EQUIPMENT (1.4%)
      360  Abaxis, Inc.*                                                       7
      600  American Medical Systems Holdings, Inc.*                           13
      440  AngioDynamics, Inc.*                                                7
    1,100  Baxter International, Inc.                                         48
      300  Beckman Coulter, Inc.                                              14
      500  Becton, Dickinson and Co.                                          34
    3,123  Boston Scientific Corp.*                                           17
      100  C.R. Bard, Inc.                                                     8
    1,300  CareFusion Corp.*                                                  27
      420  Conceptus, Inc.*                                                    6
    3,800  Covidien plc                                                      142
    2,400  Edwards Lifesciences Corp.*                                       139
      615  Greatbatch, Inc.*                                                  14
   16,900  Hologic, Inc.*                                                    239
   28,400  Hospira, Inc.*                                                  1,480
      400  IDEXX Laboratories, Inc.*                                          24
      200  Integra LifeSciences Holdings Corp.*                                7
      100  Intuitive Surgical, Inc.*                                          33
      603  Invacare Corp.                                                     14
      600  Kinetic Concepts, Inc.*                                            21
      800  Masimo Corp.                                                       18
    2,100  Medtronic, Inc.                                                    78
      300  NuVasive, Inc.*                                                    10
      300  ResMed, Inc.*                                                      20
      800  St.Jude Medical, Inc.*                                             29
      880  Steris Corp.                                                       28
    1,500  Stryker Corp.                                                      70
      400  Thoratec Corp.*                                                    15
    2,700  Varian Medical Systems, Inc.*                                     149
      800  Volcano Corp.*                                                     18
      300  Zimmer Holdings, Inc.*                                             16
                                                                        --------
                                                                           2,745
                                                                        --------
HEALTH CARE FACILITIES (0.0%)
      800  AmSurg Corp.*                                                      15
      600  Community Health Systems, Inc.*                                    19
      440  Hanger Orthopedic Group, Inc.*                                      8
      300  Health Management Associates, Inc. "A"*                             2
      720  HealthSouth Corp.*                                                 13
       80  National Healthcare Corp.                                           3
      600  Psychiatric Solutions, Inc.*                                       20
    2,200  Tenet Healthcare Corp.*                                            10
                                                                        --------
                                                                              90
                                                                        --------
HEALTH CARE SERVICES (0.4%)
       80  Air Methods Corp.*                                                  3
      280  Amedisys, Inc.*                                                     7
      320  Bio-Reference Laboratories, Inc.*                                   7
      300  Catalyst Health Solutions, Inc.*                                   10
      200  Chemed Corp.                                                       11
       77  CorVel Corp.*                                                       3
      200  DaVita, Inc.*                                                      11
   10,200  Emergency Medical Services Corp. "A"*                             456
    4,200  Express Scripts, Inc.*                                            190
      800  Gentiva Health Services, Inc.*                                     16
      300  HMS Holdings Corp.*                                                17
      300  inVentiv Health, Inc.*                                              8
      200  Laboratory Corp.of America Holdings*                               15
       80  Landauer, Inc.                                                      5
      576  Lincare Holdings, Inc.                                             14
    1,700  Medco Health Solutions, Inc.*                                      82

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      500  Omnicare, Inc.                                               $     12
      300  Quest Diagnostics, Inc.                                            14
                                                                        --------
                                                                             881
                                                                        --------
HEALTH CARE SUPPLIES (0.1%)
    1,600  Align Technology, Inc.*                                            28
      300  Cooper Companies, Inc.                                             12
      100  DENTSPLY International, Inc.                                        3
      200  Haemonetics Corp.*                                                 11
    1,800  Immucor Corp.*                                                     34
      300  Meridian Bioscience, Inc.                                           6
      600  Neogen Corp.*                                                      18
       22  TranS1, Inc.*                                                       -
      300  West Pharmaceutical Services, Inc.                                 11
                                                                        --------
                                                                             123
                                                                        --------
HEALTH CARE TECHNOLOGY (0.0%)
      300  athenahealth, Inc.*                                                 8
      200  Cerner Corp.*                                                      16
      160  Computer Programs and Systems, Inc.                                 7
      500  Eclipsys Corp.*                                                    10
      300  MedAssets, Inc.*                                                    7
      560  Omnicell, Inc.*                                                     7
      200  Quality Systems, Inc.                                              11
                                                                        --------
                                                                              66
                                                                        --------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
      600  Affymetrix, Inc.*                                                   3
      100  Bio-Rad Laboratories, Inc. "A"*                                     9
      200  Dionex Corp.*                                                      15
      100  Illumina, Inc.*                                                     4
    1,300  Life Technologies Corp.*                                           56
      400  Luminex Corp.*                                                      7
      500  PAREXEL International Corp.*                                       10
    1,000  Thermo Fisher Scientific, Inc.*                                    45
      276  Waters Corp.*                                                      18
                                                                        --------
                                                                             167
                                                                        --------
MANAGED HEALTH CARE (1.5%)
    1,115  Aetna, Inc.                                                        31
      500  AMERIGROUP Corp.*                                                  18
      400  Centene Corp.*                                                      8
      935  CIGNA Corp.                                                        29
      530  Coventry Health Care, Inc.*                                        10
      810  HealthSpring, Inc.*                                                15
   47,800  Humana, Inc.*                                                   2,248
      300  Magellan Health Services, Inc.*                                    13
      900  Molina Healthcare, Inc.*                                           27
    2,800  UnitedHealth Group, Inc.                                           85
      380  WellCare Health Plans, Inc.*                                       10
    9,000  WellPoint, Inc.*                                                  456
                                                                        --------
                                                                           2,950
                                                                        --------
PHARMACEUTICALS (1.8%)
    3,600  Abbott Laboratories                                               177
      700  Allergan, Inc.                                                     43
      400  Auxilium Pharmaceuticals, Inc.*                                     9
   14,100  Bristol-Myers Squibb Co.                                          351
    2,000  Eli Lilly and Co.                                                  71
   53,868  Endo Pharmaceuticals Holdings, Inc.*                            1,293
      600  Forest Laboratories, Inc.*                                         17
      900  Impax Laboratories, Inc.*                                          15
    5,300  Johnson & Johnson                                                 308
      300  King Pharmaceuticals, Inc.*                                         3
      480  MAP Pharmaceuticals, Inc.*                                          6
    6,500  Medicines Co.*                                                     60
   27,839  Medicis Pharmaceutical Corp. "A"                                  706
    5,945  Merck & Co., Inc.                                                 205
    1,800  Mylan, Inc.*                                                       31
    1,200  Nektar Therapeutics*                                               16
      300  Par Pharmaceutical Companies, Inc.*                                 8
   16,084  Pfizer, Inc.                                                      241

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      520  Salix Pharmaceuticals Ltd.*                                  $     22
      376  Teva Pharmaceutical Industries Ltd. ADR                            18
      384  Valeant Pharmaceuticals International*                             22
      600  ViroPharma, Inc.*                                                   8
      800  VIVUS, Inc.*                                                        4
      600  Warner Chilcott plc "A"*                                           15
      400  Watson Pharmaceuticals, Inc.*                                      16
                                                                        --------
                                                                           3,665
                                                                        --------
           Total Health Care                                              15,080
                                                                        --------
INDUSTRIALS (2.9%)
------------------
AEROSPACE & DEFENSE (0.4%)
      300  AAR Corp.*                                                          5
       80  AeroVironment, Inc.*                                                2
      228  Alliant Techsystems, Inc.*                                         15
      200  American Science and Engineering, Inc.                             16
    1,500  Boeing Co.                                                        102
      400  Curtiss-Wright Corp.                                               12
      300  Esterline Technologies Corp.*                                      15
      700  General Dynamics Corp.                                             43
      400  Goodrich Corp.                                                     29
      250  HEICO Corp.                                                        10
      800  Hexcel Corp.*                                                      15
    1,600  Honeywell International, Inc.                                      69
      400  ITT Corp.                                                          19
      100  L-3 Communications Holdings, Inc.                                   7
      600  Lockheed Martin Corp.                                              45
      600  Northrop Grumman Corp.                                             35
      500  Orbital Sciences Corp.*                                             7
      200  Precision Castparts Corp.                                          25
    1,200  Raytheon Co.                                                       56
      500  Rockwell Collins, Inc.                                             29
      300  Teledyne Technologies, Inc.*                                       12
      100  Triumph Group, Inc.                                                 8
    1,900  United Technologies Corp.                                         135
                                                                        --------
                                                                             711
                                                                        --------
AIR FREIGHT & LOGISTICS (0.1%)
      200  Atlas Air Worldwide Holdings, Inc.*                                12
      400  C.H. Robinson Worldwide, Inc.                                      26
      200  Expeditors International of Washington, Inc.                        8
      700  FedEx Corp.                                                        58
      300  Hub Group, Inc. "A"*                                               10
    1,500  United Parcel Service, Inc. "B"                                    97
      800  UTi Worldwide, Inc.                                                12
                                                                        --------
                                                                             223
                                                                        --------
AIRLINES (0.6%)
    3,468  AirTran Holdings, Inc.*                                            17
   15,076  Alaska Air Group, Inc.*                                           778
      120  Allegiant Travel Co.                                                5
      500  AMR Corp.*                                                          4
      100  Continental Airlines, Inc. "B"*                                     2
      300  Copa Holdings S.A. "A"                                             15
   25,700  Delta Air Lines, Inc.*                                            305
    2,360  JetBlue Airways Corp.*                                             15
      500  SkyWest, Inc.                                                       6
    1,300  Southwest Airlines Co.                                             16
    1,800  UAL Corp.*                                                         43
    1,360  US Airways Group, Inc.*                                            15
                                                                        --------
                                                                           1,221
                                                                        --------
BUILDING PRODUCTS (0.1%)
      480  AAON, Inc.                                                         12
    1,000  Armstrong World Industries, Inc.*                                  37
    1,787  Griffon Corp.*                                                     24
      100  Lennox International, Inc.                                          4
      600  Masco Corp.                                                         6
      300  Simpson Manufacturing Co., Inc.                                     8
      485  Trex Co., Inc.*                                                    11

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      200  Universal Forest Products, Inc.                              $      6
                                                                        --------
                                                                             108
                                                                        --------
COMMERCIAL PRINTING (0.1%)
    2,786  Consolidated Graphics, Inc.*                                      120
      400  Deluxe Corp.                                                        8
      800  R.R. Donnelley & Sons Co.                                          13
                                                                        --------
                                                                             141
                                                                        --------
CONSTRUCTION & ENGINEERING (0.1%)
      400  AECOM Technology Corp.*                                            10
      947  Dycom Industries, Inc.*                                             8
      600  EMCOR Group, Inc.*                                                 16
      392  Fluor Corp.                                                        19
      800  Granite Construction, Inc.                                         18
      300  Insituform Technologies, Inc. "A"*                                  7
      400  Jacobs Engineering Group, Inc.*                                    15
      700  KBR, Inc.                                                          16
      200  Quanta Services, Inc.*                                              4
      200  Shaw Group, Inc.*                                                   6
                                                                        --------
                                                                             119
                                                                        --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
    1,100  ArvinMeritor, Inc.*                                                18
      200  Bucyrus International, Inc.                                        12
    1,200  Caterpillar, Inc.                                                  84
      300  Cummins, Inc.                                                      24
      800  Deere & Co.                                                        53
    4,660  Federal Signal Corp.                                               28
    2,200  Force Protection, Inc.*                                            10
      200  Joy Global, Inc.                                                   12
      500  Manitowoc Co., Inc.                                                 5
      300  Navistar International Corp.*                                      16
    1,700  Oshkosh Corp.*                                                     58
      600  PACCAR, Inc.                                                       27
    1,000  Sauer-Danfoss, Inc.*                                               15
      142  WABCO Holdings, Inc.*                                               6
                                                                        --------
                                                                             368
                                                                        --------
DIVERSIFIED SUPPORT SERVICES (0.0%)
      600  Cintas Corp.                                                       16
      300  Healthcare Services Group, Inc.                                     7
      100  Iron Mountain, Inc.                                                 2
                                                                        --------
                                                                              25
                                                                        --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
      160  A.O. Smith Corp.                                                    9
      280  Acuity Brands, Inc.                                                12
      400  American Superconductor Corp.*                                     12
      400  Baldor Electric Co.                                                15
      440  Belden, Inc.                                                       11
      700  Brady Corp. "A"                                                    19
    1,200  Cooper Industries plc                                              54
    1,600  Emerson Electric Co.                                               79
      600  EnerSys*                                                           15
      400  First Solar, Inc.*                                                 50
      200  Franklin Electric Co., Inc.                                         6
   12,185  General Cable Corp.*                                              323
    1,000  GrafTech International Ltd.*                                       16
      200  II-IV, Inc.*                                                        7
    2,600  Regal-Beloit Corp.                                                158
      500  Rockwell Automation, Inc.                                          27
      200  Roper Industries, Inc.                                             13
      400  Thomas & Betts Corp.*                                              16
    1,400  Woodward Governor Co.                                              42
                                                                        --------
                                                                             884
                                                                        --------
ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
      793  ABM Industries, Inc.                                               17
      200  Clean Harbors, Inc.*                                               13
    2,284  Energy Solutions, Inc.                                             12
      500  Republic Services, Inc.                                            16
      400  Rollins, Inc.                                                       9
      500  Tetra Tech, Inc.*                                                  10
    1,100  Waste Management, Inc.                                             37
                                                                        --------
                                                                             114
                                                                        --------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      400  Korn/Ferry International*                                           6
      100  Robert Half International, Inc.                                     3

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      707  Towers Watson & Co. "A"                                      $     31
                                                                        --------
                                                                              40
                                                                        --------
INDUSTRIAL CONGLOMERATES (0.4%)
    1,500  3M Co.                                                            128
      400  Carlisle Companies, Inc.                                           14
   27,000  General Electric Co.                                              435
    1,700  McDermott International, Inc.*                                     40
      300  Textron, Inc.                                                       6
    1,600  Tredegar Corp.                                                     28
    3,900  Tyco International Ltd.                                           149
                                                                        --------
                                                                             800
                                                                        --------
INDUSTRIAL MACHINERY (0.2%)
      600  Actuant Corp. "A"                                                  12
      400  Barnes Group, Inc.                                                  7
      760  Blount International, Inc.*                                         8
      800  Briggs & Stratton Corp.                                            15
       80  CIRCOR International, Inc.                                          2
      400  CLARCOR, Inc.                                                      15
      330  Crane Co.                                                          12
      800  Danaher Corp.                                                      31
      200  Dover Corp.                                                        10
      200  Eaton Corp.                                                        16
      200  ESCO Technologies, Inc.                                             6
      300  Flowserve Corp.                                                    30
      355  Harsco Corp.                                                        8
      800  Illinois Tool Works, Inc.                                          35
    2,400  Ingersoll-Rand plc                                                 90
      300  Kaydon Corp.                                                       11
       80  L.B. Foster Co. "A"*                                                2
      100  Middleby Corp.*                                                     6
      300  Mueller Industries, Inc.                                            7
    1,400  Mueller Water Products, Inc. "A"                                    5
      120  Nordson Corp.                                                       8
       50  Omega Flex, Inc.                                                    1
      400  Pall Corp.                                                         15
      200  Parker-Hannifin Corp.                                              12
      280  RBC Bearings, Inc.*                                                 9
      654  Robbins & Myers, Inc.                                              16
      500  Timken Co.                                                         17
      180  Watts Water Technologies, Inc. "A"                                  6
                                                                        --------
                                                                             412
                                                                        --------
MARINE (0.0%)
      400  Kirby Corp.*                                                       15
                                                                        --------
OFFICE SERVICES & SUPPLIES (0.0%)
      400  Avery Dennison Corp.                                               14
    1,000  Herman Miller, Inc.                                                17
      400  HNI Corp.                                                          10
      200  Mine Safety Appliances Co.                                          5
      200  Pitney Bowes, Inc.                                                  5
      360  Sykes Enterprises, Inc.*                                            6
      200  United Stationers, Inc.*                                           11
                                                                        --------
                                                                              68
                                                                        --------
RAILROADS (0.1%)
      900  CSX Corp.                                                          48
      300  Genesee & Wyoming, Inc. "A"*                                       12
      700  Norfolk Southern Corp.                                             39
      900  Union Pacific Corp.                                                67
                                                                        --------
                                                                             166
                                                                        --------
RESEARCH & CONSULTING SERVICES (0.0%)
       80  Advisory Board Co.*                                                 3
      300  Corporate Executive Board Co.                                       8
      200  CoStar Group, Inc.*                                                 9
      300  CRA International, Inc.*                                            6
      400  Equifax, Inc.                                                      13
      179  FTI Consulting, Inc.*                                               6
    1,000  Navigant Consulting, Inc.*                                         10
      400  Resources Connection, Inc.*                                         5
      800  Verisk Analytics, Inc. "A"*                                        24
                                                                        --------
                                                                              84
                                                                        --------
SECURITY & ALARM SERVICES (0.0%)
      465  Brink's Co.                                                        10
      400  GEO Group, Inc.*                                                    9
                                                                        --------
                                                                              19
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
      400  Applied Industrial Technologies, Inc.                        $     11
      400  Beacon Roofing Supply, Inc.*                                        7
      100  Fastenal Co.                                                        5
      420  Interline Brands, Inc.*                                             8
      172  MSC Industrial Direct Co., Inc. "A"                                 9
      360  Rush Enterprises, Inc. "A"*                                         5
      200  Watsco, Inc.                                                       11
      140  WESCO International, Inc.*                                          5
                                                                        --------
                                                                              61
                                                                        --------
TRUCKING (0.1%)
      200  Arkansas Best Corp.                                                 5
    1,200  Avis Budget Group, Inc.*                                           15
    4,000  Dollar Thrifty Automotive Group, Inc.*                            200
      400  Heartland Express, Inc.                                             6
      100  Hertz Global Holdings, Inc.*                                        1
      500  Knight Transportation, Inc.                                        10
      200  Old Dominion Freight Line, Inc.*                                    8
      400  Ryder System, Inc.                                                 18
      800  Werner Enterprises, Inc.                                           18
                                                                        --------
                                                                             281
                                                                        --------
           Total Industrials                                               5,860
                                                                        --------
INFORMATION TECHNOLOGY (8.1%)
-----------------------------
APPLICATION SOFTWARE (0.3%)
      300  ACI Worldwide, Inc.*                                                6
      900  Adobe Systems, Inc.*                                               26
    1,772  ANSYS, Inc.*                                                       80
      800  AsiaInfo Holdings, Inc.*                                           16
      700  Autodesk, Inc.*                                                    21
      400  Blackbaud, Inc.                                                     9
      300  Blackboard, Inc.*                                                  11
      360  Bottomline Technologies, Inc.*                                      5
      300  Cadence Design Systems, Inc.*                                       2
      500  Citrix Systems, Inc.*                                              28
    1,200  Compuware Corp.*                                                   10
      280  Concur Technologies, Inc.*                                         13
    1,100  Fair Isaac Corp.                                                   26
      200  Henry Jack & Associates, Inc.                                       5
      600  Informatica Corp.*                                                 18
      600  Intuit, Inc.*                                                      24
      607  JDA Software Group, Inc.*                                          14
    1,100  Lawson Software, Inc.*                                              9
      300  Manhattan Associates, Inc.*                                         8
      900  Mentor Graphics Corp.*                                              9
      100  MicroStrategy, Inc. "A"*                                            8
      200  Nuance Communications, Inc.*                                        3
      900  Parametric Technology Corp.*                                       16
      500  Quest Software, Inc.*                                              10
      400  Salesforce.com, Inc.*                                              40
      500  Solera Holdings, Inc.                                              19
      300  SuccessFactors, Inc.*                                               6
      700  Synopsys, Inc.*                                                    15
      300  Taleo Corp. "A"*                                                    7
    1,400  TIBCO Software, Inc.*                                              19
    1,300  TiVo, Inc.*                                                        11
      280  Tyler Technologies, Inc.*                                           5
      360  Ultimate Software Group, Inc.*                                     12
                                                                        --------
                                                                             511
                                                                        --------
COMMUNICATIONS EQUIPMENT (0.5%)
      700  Acme Packet, Inc.*                                                 20
    9,500  ADC Telecommunications, Inc.*                                     121
      500  ADTRAN, Inc.                                                       16
    1,100  ARRIS Group, Inc.*                                                 10
      400  Aruba Networks, Inc.*                                               7
       80  Black Box Corp.                                                     2
      400  Blue Coat Systems, Inc.*                                            9
      800  Brocade Communications Systems, Inc.*                               4
   10,700  Cisco Systems, Inc.*                                              247

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34  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      200  Comtech Telecommunications Corp.*                            $      4
      700  Emulex Corp.*                                                       6
      400  Harris Corp.                                                       18
      700  Infinera Corp.*                                                     6
      400  InterDigital, Inc.*                                                11
      100  JDS Uniphase Corp.*                                                 1
    1,300  Juniper Networks, Inc.*                                            36
    4,800  Motorola, Inc.*                                                    36
      300  Netgear, Inc.*                                                      7
      900  Plantronics, Inc.                                                  27
      700  Polycom, Inc.*                                                     21
   10,400  QUALCOMM, Inc.                                                    396
      400  Riverbed Technology, Inc.*                                         15
    1,000  Tekelec*                                                           14
      500  Tellabs, Inc.                                                       3
      300  Viasat, Inc.*                                                      11
                                                                        --------
                                                                           1,048
                                                                        --------
COMPUTER HARDWARE (0.4%)
    2,000  Apple, Inc.*                                                      515
    2,100  Avid Technology, Inc.*                                             27
    3,500  Dell, Inc.*                                                        46
      500  Diebold, Inc.                                                      14
    5,000  Hewlett-Packard Co.                                               230
      100  NCR Corp.*                                                          2
      400  Teradata Corp.*                                                    13
                                                                        --------
                                                                             847
                                                                        --------
COMPUTER STORAGE & PERIPHERALS (1.4%)
    4,600  EMC Corp.*                                                         91
      640  Imation Corp.*                                                      6
      500  Intermec, Inc.*                                                     5
    3,100  Lexmark International, Inc. "A"*                                  114
      700  NetApp, Inc.*                                                      30
      680  Netezza Corp.*                                                     11
   11,860  SanDisk Corp.*                                                    518
    4,100  Seagate Technology plc*                                            51
    1,900  Synaptics, Inc.*                                                   59
   71,569  Western Digital Corp.*                                          1,889
                                                                        --------
                                                                           2,774
                                                                        --------
DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
      400  Alliance Data Systems Corp.*                                       23
    1,200  Automatic Data Processing, Inc.                                    49
      620  Broadridge Financial Solutions, Inc.                               13
       80  Cass Information Systems, Inc.                                      3
      100  Computer Sciences Corp.                                             5
      660  Convergys Corp.*                                                    7
      742  CoreLogic, Inc.                                                    15
      965  CSG Systems International, Inc.*                                   18
      400  Euronet Worldwide, Inc.*                                            6
      800  Fidelity National Information Services, Inc.                       23
      100  Fiserv, Inc.*                                                       5
   10,900  Global Cash Access Holdings, Inc.*                                 45
      419  Global Payments, Inc.                                              16
      300  Heartland Payment Systems, Inc.                                     5
      400  Hewitt Associates, Inc. "A"*                                       20
    1,450  Lender Processing Services, Inc.                                   46
      200  MasterCard, Inc. "A"                                               42
      400  NeuStar, Inc. "A"*                                                  9
      800  Paychex, Inc.                                                      21
      600  Total System Services, Inc.                                         9
      700  VeriFone Holdings, Inc.*                                           15
      900  Visa, Inc. "A"                                                     66
    1,300  Western Union Co.                                                  21
      678  Wright Express Corp.*                                              24
                                                                        --------
                                                                             506
                                                                        --------
ELECTRONIC COMPONENTS (0.1%)
      200  Amphenol Corp. "A"                                                  9
    3,200  Corning, Inc.                                                      58
      300  Dolby Laboratories, Inc. "A"*                                      19

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      280  DTS, Inc.*                                                   $     10
      200  Littelfuse, Inc.*                                                   7
      100  Vishay Intertechnology, Inc.*                                       1
        7  Vishay Precision Group, Inc.*                                       -
                                                                        --------
                                                                             104
                                                                        --------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      500  Agilent Technologies, Inc.*                                        14
    2,600  Checkpoint Systems, Inc.*                                          52
      300  Cognex Corp.                                                        5
      280  FARO Technologies, Inc.*                                            6
      700  FLIR Systems, Inc.*                                                21
    2,660  L-1 Identity Solutions, Inc.*                                      22
      280  OSI Systems, Inc.*                                                  8
                                                                        --------
                                                                             128
                                                                        --------
ELECTRONIC MANUFACTURING SERVICES (0.1%)
      500  Benchmark Electronics, Inc.*                                        8
   11,500  Jabil Circuit, Inc.                                               167
      300  Plexus Corp.*                                                       9
      379  Sanmina-SCI Corp.*                                                  5
      100  Trimble Navigation Ltd.*                                            3
                                                                        --------
                                                                             192
                                                                        --------
HOME ENTERTAINMENT SOFTWARE (0.2%)
   20,400  Activision Blizzard, Inc.                                         242
      900  Electronic Arts, Inc.*                                             14
    5,700  Take-Two Interactive Software, Inc.*                               59
    1,520  THQ, Inc.*                                                          7
                                                                        --------
                                                                             322
                                                                        --------
INTERNET SOFTWARE & SERVICES (1.4%)
      200  Akamai Technologies, Inc.*                                          8
      300  Digital River, Inc.*                                                8
      900  EarthLink, Inc.                                                     8
    7,100  eBay, Inc.*                                                       148
    5,100  Google, Inc. "A"*                                               2,473
      300  GSI Commerce, Inc.*                                                 7
      400  J2 Global Communications, Inc.*                                     9
      100  Monster Worldwide, Inc.*                                            1
       43  Open Text Corp.*                                                    2
    1,100  Rackspace Hosting, Inc.*                                           20
    1,700  ValueClick, Inc.*                                                  19
      400  VeriSign, Inc.*                                                    11
      300  VistaPrint N.V.*                                                   10
    2,300  Yahoo!, Inc.*                                                      32
                                                                        --------
                                                                           2,756
                                                                        --------
IT CONSULTING & OTHER SERVICES (1.8%)
    4,700  Accenture plc "A"                                                 186
    1,400  Acxiom Corp.*                                                      21
    1,400  Amdocs Ltd.*                                                       38
      300  CACI International, Inc. "A"*                                      14
      600  Cognizant Technology Solutions Corp. "A"*                          33
       80  Forrester Research, Inc.*                                           3
    1,001  Gartner, Inc.*                                                     25
   24,300  International Business Machines Corp.                           3,120
      600  ManTech International Corp. "A"*                                   24
       80  Maximus, Inc.                                                       5
      600  SAIC, Inc.*                                                        10
      700  Sapient Corp.                                                       8
      820  SRA International, Inc. "A"*                                       18
      690  Unisys Corp.*                                                      19
                                                                        --------
                                                                           3,524
                                                                        --------
OFFICE ELECTRONICS (0.0%)
     3,142  Xerox Corp.                                                       31
                                                                        --------
SEMICONDUCTOR EQUIPMENT (0.1%)
      520  Advanced Energy Industries, Inc.*                                   9
    1,120  Amkor Technology, Inc.*                                             6
    2,600  Applied Materials, Inc.                                            31
      200  Cabot Microelectronics Corp.*                                       6
      180  Cymer, Inc.*                                                        6
      300  FEI Co.*                                                            6
      400  FormFactor, Inc.*                                                   4
      340  KLA-Tencor Corp.                                                   11
      100  Lam Research Corp.*                                                 4

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36  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      200  MEMC Electronic Materials, Inc.*                             $      2
      400  MKS Instruments, Inc.*                                              9
      500  Novellus Systems, Inc.*                                            13
      900  Teradyne, Inc.*                                                    10
      800  Tessera Technologies, Inc.*                                        14
    1,000  Ultratech, Inc.*                                                   18
    3,520  Veeco Instruments, Inc.*                                          152
                                                                        --------
                                                                             301
                                                                        --------
SEMICONDUCTORS (1.0%)
    1,400  Advanced Micro Devices, Inc.*                                      10
    3,600  Altera Corp.                                                      100
      700  Analog Devices, Inc.                                               21
      600  Atheros Communications, Inc.*                                      16
    1,900  Atmel Corp.*                                                       10
    1,000  Broadcom Corp. "A"                                                 36
      300  Cavium Networks, Inc.*                                              8
      200  Cree, Inc.*                                                        14
      800  Cypress Semiconductor Corp.*                                        8
      300  Diodes, Inc.*                                                       5
      200  Hittite Microwave Corp.*                                            9
      100  Integrated Device Technology, Inc.*                                 1
   64,500  Intel Corp.                                                     1,329
      700  Intersil Corp. "A"                                                  8
      500  Linear Technology Corp.                                            16
    5,000  LSI Corp.*                                                         20
    4,200  Marvell Technology Group Ltd.*                                     63
      900  Maxim Integrated Products, Inc.                                    16
    1,400  Microchip Technology, Inc.                                         43
    2,300  Micron Technology, Inc.*                                           17
      700  Microsemi Corp.*                                                   11
      300  Monolithic Power Systems, Inc.*                                     5
      200  National Semiconductor Corp.                                        3
      400  NetLogic Microsystems, Inc.*                                       12
    2,600  NVIDIA Corp.*                                                      24
      400  OmniVision Technologies, Inc.*                                      9
      600  ON Semiconductor Corp.*                                             4
      200  PMC-Sierra, Inc.*                                                   1
    4,560  RF Micro Devices, Inc.*                                            19
      694  Semtech Corp.*                                                     12
      120  Silicon Laboratories, Inc.*                                         5
      940  Skyworks Solutions, Inc.*                                          16
    4,900  Texas Instruments, Inc.                                           121
    1,220  TriQuint Semiconductor, Inc.*                                       8
      600  Xilinx, Inc.                                                       17
                                                                        --------
                                                                           2,017
                                                                        --------
SYSTEMS SOFTWARE (0.5%)
    1,900  Ariba, Inc.*                                                       30
      600  BMC Software, Inc.*                                                21
    1,200  CA, Inc.                                                           24
      400  CommVault Systems, Inc.*                                            7
      300  McAfee, Inc.*                                                      10
      200  MICROS Systems, Inc.*                                               7
   25,800  Microsoft Corp.                                                   666
    1,600  Novell, Inc.*                                                      10
    7,700  Oracle Corp.                                                      182
      300  Progress Software Corp.*                                            9
      420  Red Hat, Inc.*                                                     14
    2,800  Symantec Corp.*                                                    36
      340  VMware, Inc. "A"*                                                  26
      400  Websense, Inc.*                                                     8
                                                                        --------
                                                                           1,050
                                                                        --------
TECHNOLOGY DISTRIBUTORS (0.0%)
      300  Anixter International, Inc.*                                       14
      100  Arrow Electronics, Inc.*                                            2
      300  Avnet, Inc.*                                                        7
    1,120  Brightpoint, Inc.*                                                  9
      700  Ingram Micro, Inc. "A"*                                            12
      600  Insight Enterprises, Inc.*                                          9
      200  ScanSource, Inc.*                                                   5
       60  SYNNEX Corp.*                                                       2
      600  Tech Data Corp.*                                                   24
                                                                        --------
                                                                              84
                                                                        --------
           Total Information Technology                                   16,195
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
MATERIALS (3.2%)
----------------
ALUMINUM (0.0%)
    1,900  Alcoa, Inc.                                                  $     21
      500  Century Aluminum Co.*                                               5
                                                                        --------
                                                                              26
                                                                        --------
COMMODITY CHEMICALS (0.0%)
      500  Calgon Carbon Corp.*                                                7
      300  Celanese Corp. "A"                                                  9
      380  Westlake Chemical Corp.                                             9
                                                                        --------
                                                                              25
                                                                        --------
CONSTRUCTION MATERIALS (0.0%)
      200  Texas Industries, Inc.                                              7
      100  Vulcan Materials Co.                                                4
                                                                        --------
                                                                              11
                                                                        --------
DIVERSIFIED CHEMICALS (0.4%)
    5,100  Ashland, Inc.                                                     259
      300  Cabot Corp.                                                         9
    2,300  Dow Chemical Co.                                                   63
    1,700  E.I. du Pont de Nemours & Co.                                      69
      297  Eastman Chemical Co.                                               19
   23,400  Huntsman Corp.                                                    245
      700  Olin Corp.                                                         14
      200  PPG Industries, Inc.                                               14
    1,000  Solutia, Inc.*                                                     14
                                                                        --------
                                                                             706
                                                                        --------
DIVERSIFIED METALS & MINING (0.8%)
      100  Compass Minerals International, Inc.                                7
   22,800  Freeport-McMoRan Copper & Gold, Inc.                            1,631
      300  RTI International Metals, Inc.*                                     8
      400  Southern Copper Corp.                                              13
      100  Walter Industries, Inc.                                             7
                                                                        --------
                                                                           1,666
                                                                        --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    3,605  CF Industries Holdings, Inc.                                      293
    1,200  Monsanto Co.                                                       69
      500  Mosaic Co.                                                         24
      177  Scotts Miracle-Gro Co. "A"                                          9
                                                                        --------
                                                                             395
                                                                        --------
FOREST PRODUCTS (0.0%)
    1,020  Louisiana-Pacific Corp.*                                            7
      400  Weyerhaeuser Co.                                                    7
                                                                        --------
                                                                              14
                                                                        --------
GOLD (0.1%)
      900  Allied Nevada Gold Corp.*                                          16
    1,000  Newmont Mining Corp.                                               56
      300  Royal Gold, Inc.                                                   13
                                                                        --------
                                                                              85
                                                                        --------
INDUSTRIAL GASES (0.0%)
      300  Air Products & Chemicals, Inc.                                     22
      500  Praxair, Inc.                                                      43
                                                                        --------
                                                                              65
                                                                        --------
METAL  & GLASS CONTAINERS (0.0%)
       80  AEP Industries, Inc.*                                               2
      400  AptarGroup, Inc.                                                   17
      100  Crown Holdings, Inc.*                                               3
      100  Owens-Illinois, Inc.*                                               3
      525  Pactiv Corp.*                                                      16
      400  Silgan Holdings, Inc.                                              11
                                                                        --------
                                                                              52
                                                                        --------
PAPER PACKAGING (0.0%)
      400  Bemis Co., Inc.                                                    12
      280  Rock-Tenn Co. "A"                                                  15
      600  Sealed Air Corp.                                                   13
      500  Sonoco Products Co.                                                16
      600  Temple-Inland, Inc.                                                12
                                                                        --------
                                                                              68
                                                                        --------
PAPER PRODUCTS (0.3%)
       80  Clearwater Paper Corp.*                                             5
    3,200  Domtar Corp.                                                      187
   17,500  International Paper Co.                                           424
      100  MeadWestvaco Corp.                                                  2
                                                                        --------
                                                                             618
                                                                        --------
PRECIOUS METALS & MINERALS (0.0%)
    1,100  Coeur d'Alene Mines Corp.*                                         17
    2,200  Hecla Mining Co.*                                                  11
                                                                        --------
                                                                              28
                                                                        --------

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS (1.3%)
      200  Arch Chemicals, Inc.                                         $      7
      300  Balchem Corp.                                                       8
       80  Cytec Industries, Inc.                                              4
      400  Ecolab, Inc.                                                       20
      700  Ferro Corp.*                                                        8
      800  H.B. Fuller Co.                                                    16
   26,036  Lubrizol Corp.                                                  2,434
      200  Minerals Technologies, Inc.                                        10
      160  Newmarket Corp.                                                    17
      300  OM Group, Inc.*                                                     8
      800  PolyOne Corp.*                                                      8
      400  Rockwood Holdings, Inc.*                                           12
      700  RPM International, Inc.                                            13
      700  Sensient Technologies Corp.                                        21
      400  Sigma-Aldrich Corp.                                                22
      500  Valspar Corp.                                                      16
      600  W.R. Grace & Co.*                                                  15
                                                                        --------
                                                                           2,639
                                                                        --------
STEEL (0.1%)
      400  Cliffs Natural Resources, Inc.                                     23
      100  Commercial Metals Co.                                               1
      600  Nucor Corp.                                                        24
      200  Reliance Steel & Aluminum Co.                                       8
      200  Steel Dynamics, Inc.                                                3
      100  United States Steel Corp.                                           4
      440  Worthington Industries, Inc.                                        6
                                                                        --------
                                                                              69
                                                                        --------
           Total Materials                                                 6,467
                                                                        --------
TELECOMMUNICATION SERVICES (1.8%)
--------------------------------
ALTERNATIVE CARRIERS (0.0%)
      720  Global Crossing Ltd.*                                               8
      800  Premiere Global Services, Inc.*                                     5
                                                                        --------
                                                                              13
                                                                        --------
INTEGRATED TELECOMMUNICATION SERVICES (1.4%)
   92,400  AT&T, Inc.                                                      2,397
      100  Atlantic Tele-Network, Inc.                                         5
    1,100  Cbeyond, Inc.*                                                     17
      600  CenturyTel, Inc.                                                   21
    1,880  Cincinnati Bell, Inc.*                                              6
    1,464  Frontier Communications Corp.                                      11
    9,000  Qwest Communications International, Inc.                           51
    6,100  Verizon Communications, Inc.                                      177
                                                                        --------
                                                                           2,685
                                                                        --------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    1,000  American Tower Corp. "A"*                                          46
      600  Crown Castle International Corp.*                                  24
      300  MetroPCS Communications, Inc.*                                      3
      415  NII Holdings, Inc. "B"*                                            15
      100  SBA Communications Corp. "A"*                                       4
   23,100  Sprint Nextel Corp.*                                              105
      700  Syniverse Holdings, Inc.*                                          16
   14,675  Telephone & Data Systems, Inc.                                    501
      947  U.S. Cellular Corp.*                                               44
    3,900  USA Mobility, Inc.                                                 58
                                                                        --------
                                                                             816
                                                                        --------
           Total Telecommunication Services                                3,514
                                                                        --------
UTILITIES (1.9%)
---------------
ELECTRIC UTILITIES (0.3%)
      600  Allegheny Energy, Inc.                                             14
      300  ALLETE, Inc.                                                       11
    1,100  American Electric Power Co., Inc.                                  40
      880  Cleco Corp.                                                        25
      600  DPL, Inc.                                                          15
    2,800  Duke Energy Corp.                                                  48

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
      500  Edison International                                         $     17
      900  El Paso Electric Co.*                                              19
      300  Entergy Corp.                                                      23
    1,300  Exelon Corp.                                                       54
      700  FirstEnergy Corp.                                                  26
      600  Great Plains Energy, Inc.                                          11
      400  IdaCorp, Inc.                                                      14
      360  MGE Energy, Inc.                                                   14
      800  NextEra Energy, Inc.                                               42
      100  Northeast Utilities                                                 3
      100  NV Energy, Inc.                                                     1
      300  Otter Tail Corp.                                                    6
      200  Pepco Holdings, Inc.                                                3
    2,800  PNM Resources, Inc.                                                33
    1,040  Portland General Electric Co.                                      20
    1,000  PPL Corp.                                                          27
      400  Progress Energy, Inc.                                              17
    1,600  Southern Co.                                                       57
      300  UIL Holdings Corp.                                                  8
      300  UniSource Energy Corp.                                             10
                                                                        --------
                                                                             558
                                                                        --------
GAS UTILITIES (0.1%)
      100  EQT Corp.                                                           4
      200  Laclede Group, Inc.                                                 7
      400  National Fuel Gas Co.                                              19
      320  New Jersey Resources Corp.                                         12
      800  Nicor, Inc.                                                        35
      140  Northwest Natural Gas Co.                                           7
      600  Piedmont Natural Gas Co., Inc.                                     16
      200  Questar Corp.                                                       3
      300  South Jersey Industries, Inc.                                      14
      480  Southwest Gas Corp.                                                15
      500  UGI Corp.                                                          14
      400  WGL Holdings, Inc.                                                 14
                                                                        --------
                                                                             160
                                                                        --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
    1,700  AES Corp.*                                                         18
      400  Calpine Corp.*                                                      5
   75,300  Constellation Energy Group, Inc.                                2,379
      795  Mirant Corp.*                                                       9
    6,800  NRG Energy, Inc.*                                                 154
      400  Ormat Technologies, Inc.                                           11
    2,500  RRI Energy, Inc.*                                                  10
                                                                        --------
                                                                           2,586
                                                                        --------
MULTI-UTILITIES (0.2%)
      100  Alliant Energy Corp.                                                4
      200  Ameren Corp.                                                        5
      500  Avista Corp.                                                       11
      280  Black Hills Corp.                                                   9
      500  CenterPoint Energy, Inc.                                            7
      183  CH Energy Group, Inc.                                               8
      200  CMS Energy Corp.                                                    3
      400  Consolidated Edison, Inc.                                          18
    1,100  Dominion Resources, Inc.                                           46
    2,400  DTE Energy Co.                                                    111
      100  MDU Resources Group, Inc.                                           2
      300  NiSource, Inc.                                                      5
      360  NorthWestern Corp.                                                 10
      306  NSTAR                                                              11
      900  PG&E Corp.                                                         40
    1,057  Public Service Enterprise Group, Inc.                              35
      100  SCANA Corp.                                                         4
      600  Sempra Energy                                                      30
      900  TECO Energy, Inc.                                                  15
      100  Wisconsin Energy Corp.                                              5
      700  Xcel Energy, Inc.                                                  15
                                                                        --------
                                                                             394
                                                                        --------
WATER UTILITIES (0.0%)
      100  Aqua America, Inc.                                                  2
      600  SJW Corp.                                                          15
                                                                        --------
                                                                              17
                                                                        --------
           Total Utilities                                                 3,715
                                                                        --------
           Total Common Stocks (cost: $97,070)                            94,066
                                                                        --------

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    MARKET
$(000)/                                                                    VALUE
SHARES     SECURITY                                                        (000)
--------------------------------------------------------------------------------
PREFERRED SECURITIES (1.3%)
CONSUMER STAPLES (0.4%)
----------------------
AGRICULTURAL PRODUCTS (0.4%)
   10,000  Dairy Farmers of America, Inc., 7.88%,
             cumulative redeemable, perpetual (b)                       $    816
                                                                        --------
FINANCIALS (0.9%)
----------------
LIFE & HEALTH INSURANCE (0.2%)
   15,000  Delphi Financial Group, Inc., 7.38%, perpetual                    304
                                                                        --------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
       10  International Lease Finance Corp., 0.53%,
             perpetual(c)                                                    700
                                                                        --------
REINSURANCE (0.4%)
      500  Ram Holdings Ltd., 7.50%, non-cumulative,
             perpetual, acquired 3/09/07; cost $526*(d)                      175
     $804  Swiss Re Capital I LP, 6.85%, perpetual(b)                        700
                                                                        --------
                                                                             875
                                                                        --------
           Total Financials                                                1,879
                                                                        --------
U.S. GOVERNMENT (0.0%)
   20,000  Fannie Mae, 8.25%, perpetual*                                       8
   10,000  Freddie Mac, 8.38%, perpetual*                                      4
                                                                        --------
           Total U.S. Government                                              12
                                                                        --------
           Total Preferred Securities (cost: $3,952)                       2,707
                                                                        --------
WARRANTS (0.0%)
ENERGY (0.0%)
------------
COAL & CONSUMABLE FUELS (0.0%)
       20  GreenHunter Energy, Inc., acquired 7/15/08;
            cost $0*(c),(d)                                                    -
                                                                        --------
EXCHANGE-TRADED FUNDS (18.0%)
  422,894  iShares MSCI EAFE Index Fund                                   21,957
  127,907  SPDR Trust Series 1                                            14,104
                                                                        --------
           Total Exchange-Traded Funds (cost: $40,110)                    36,061
                                                                        --------
           Total Equity Securities (cost: $141,132)                      132,834
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                       COUPON                      VALUE
(000)      SECURITY                                                           RATE       MATURITY        (000)
--------------------------------------------------------------------------------------------------------------
           BONDS (31.4%)
           CORPORATE OBLIGATIONS (18.9%)
           CONSUMER DISCRETIONARY (0.1%)
           -----------------------------
           APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
$     250  Kellwood Co.                                                       7.63%    10/15/2017     $    146
                                                                                                      --------
           CONSUMER STAPLES (0.5%)
           -----------------------
           DRUG RETAIL (0.5%)
    1,000  CVS Caremark Corp.                                                 6.30      6/01/2037          920
                                                                                                      --------
           ENERGY (1.2%)
           -------------
           OIL & GAS DRILLING (0.2%)
      500  Transocean, Inc.                                                   1.50     12/15/2037          462
                                                                                                      --------
           OIL & GAS STORAGE & TRANSPORTATION (1.0%)
    1,000  Enbridge Energy Partners, LP                                       8.05     10/01/2037          986
    1,000  Southern Union Co.                                                 7.20     11/01/2066          893
                                                                                                      --------
                                                                                                         1,879
                                                                                                      --------
           Total Energy                                                                                  2,341
                                                                                                      --------
           FINANCIALS (14.5%)
           ------------------
           CONSUMER FINANCE (0.8%)
    1,000  American Express Co.                                               6.80      9/01/2066          983
      611  Capital One Financial Corp.                                        7.69      8/15/2036          614
                                                                                                      --------
                                                                                                         1,597
                                                                                                      --------
           DIVERSIFIED BANKS (1.3%)
    1,000  First Tennessee Bank, N.A.                                         5.65      4/01/2016          983
    1,000  USB Realty Corp.(b)                                                6.09              -(e)       708
    1,000  Wachovia Capital Trust III                                         5.80              -(e)       856
                                                                                                      --------
                                                                                                         2,547
                                                                                                      --------
           INVESTMENT BANKING & BROKERAGE (0.4%)
    1,000  Goldman Sachs Capital II                                           5.79              -(e)       807
                                                                                                      --------
           LIFE & HEALTH INSURANCE (1.7%)
    1,000  Great-West Life & Annuity Insurance Co.(b)                         7.15      5/16/2046          928
    1,250  Lincoln National Corp.                                             7.00      5/17/2066        1,143
      500  Prudential Financial, Inc.                                         8.88      6/15/2038          556
    1,000  StanCorp Financial Group, Inc.                                     6.90      6/01/2067          838
                                                                                                      --------
                                                                                                         3,465
                                                                                                      --------
           MULTI-LINE INSURANCE (1.3%)
    1,232  Genworth Financial, Inc.                                           6.15     11/15/2066          899
    1,000  Glen Meadow(b)                                                     6.51      2/12/2067          760

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                       COUPON                      VALUE
(000)      SECURITY                                                           RATE       MATURITY        (000)
--------------------------------------------------------------------------------------------------------------
$   1,000  Nationwide Mutual Insurance Co.(b)                                  5.81%   12/15/2024     $    876
                                                                                                      --------
                                                                                                         2,535
                                                                                                      --------
           OTHER DIVERSIFIED FINANCIAL SERVICES (1.3%)
      500  BankAmerica Capital III                                             1.10(f)  1/15/2027          332
      475  BankBoston Capital Trust IV                                         1.14(f)  6/08/2028          320
    1,000  First Republic Bank Corp.                                           7.75     9/15/2012        1,087
    1,000  General Electric Capital Corp.                                      6.38    11/15/2067          956
                                                                                                      --------
                                                                                                         2,695
                                                                                                      --------
           PROPERTY & CASUALTY INSURANCE (2.2%)
    1,000  Allstate Corp.                                                      6.13     5/15/2037          919
      500  Fund American Companies, Inc.                                       5.88     5/15/2013          526
      500  Ironshore Holdings, Inc.(b)                                         8.50     5/15/2020          504
      500  Liberty Mutual Group, Inc.                                          7.30     6/15/2014          547
    1,000  Progressive Corp.                                                   6.70     6/15/2037          960
    1,000  Travelers Companies, Inc.                                           6.25     3/15/2037          949
                                                                                                      --------
                                                                                                         4,405
                                                                                                      --------
           REGIONAL BANKS (3.9%)
      500  City National Capital Trust I                                       9.63     2/01/2040          531
    1,000  Fifth Third Capital Trust IV                                        6.50     4/15/2037          867
      150  First Empire Capital Trust I                                        8.23     2/01/2027          139
    1,000  Fulton Capital Trust I                                              6.29     2/01/2036          786
    1,000  Huntington Capital III                                              6.65     5/15/2037          753
    1,000  Manufacturers & Traders Trust Co.                                   5.63    12/01/2021          949
      645  PNC Preferred Funding Trust(b)                                      6.52             -(e)       493
      500  PNC Preferred Funding Trust III(b)                                  8.70             -(e)       524
      400  Susquehanna Bancshares, Inc.                                        2.16(f)  5/01/2014          308
      500  Susquehanna Capital II                                             11.00     3/23/2040          518
    1,000  TCF National Bank                                                   5.50     2/01/2016          973
    1,200  Webster Capital Trust IV                                            7.65     6/15/2037          924
                                                                                                      --------
                                                                                                         7,765
                                                                                                      --------
           REINSURANCE (0.5%)
      500  Max USA Holdings Ltd.(b)                                            7.20     4/14/2017          517
      500  Platinum Underwriters Finance, Inc.                                 7.50     6/01/2017          541
                                                                                                      --------
                                                                                                         1,058
                                                                                                      --------
           REITs - OFFICE (0.3%)
      500  Brandywine Operating Partnership, LP                                5.70     5/01/2017          496
                                                                                                      --------
           REITs - RETAIL (0.4%)
      500  New Plan Excel Realty Trust, Inc.                                   5.13     9/15/2012          440
      577  New Plan Excel Realty Trust, Inc., acquired
           2/20/09; cost $196(d)                                               7.68    11/02/2026          442
                                                                                                      --------
                                                                                                           882
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                       COUPON                      VALUE
(000)      SECURITY                                                           RATE       MATURITY        (000)
--------------------------------------------------------------------------------------------------------------
           REITs - SPECIALIZED (0.4%)
$     850  Ventas Realty, LP                                                  6.75%     4/01/2017     $    877
                                                                                                      --------
           Total Financials                                                                             29,129
                                                                                                      --------
           UTILITIES (2.6%)
           ----------------
           ELECTRIC UTILITIES (1.2%)
      233  FPL Group Capital, Inc.                                            6.65      6/15/2067          217
      500  FPL Group Capital, Inc.                                            7.30      9/01/2067          506
       65  Oglethorpe Power Corp.                                             6.97      6/30/2011           66
    1,000  PPL Capital Funding, Inc.                                          6.70      3/30/2067          894
      992  Texas Competitive Electric Holdings Co., LLC(g)                    3.85     10/10/2014          772
                                                                                                      --------
                                                                                                         2,455
                                                                                                      --------
           MULTI-UTILITIES (1.4%)
    1,000  Dominion Resources, Inc.                                           7.50      6/30/2066          998
    1,005  Integrys Energy Group, Inc.                                        6.11     12/01/2066          907
    1,000  Puget Sound Energy, Inc.                                           6.97      6/01/2067          934
                                                                                                      --------
                                                                                                         2,839
                                                                                                      --------
           Total Utilities                                                                               5,294
                                                                                                      --------
           Total Corporate Obligations (cost: $32,610)                                                  37,830
                                                                                                      --------
           EURODOLLAR AND YANKEE OBLIGATIONS (2.4%)
           ENERGY (0.5%)
           -------------
           INTEGRATED OIL & GAS (0.0%)
       75  PEMEX Finance Ltd.                                                 9.03      2/15/2011           76
                                                                                                      --------
           OIL & GAS STORAGE & TRANSPORTATION (0.5%)
    1,000  TransCanada Pipelines Ltd.                                         6.35      5/15/2067          911
                                                                                                      --------
           Total Energy                                                                                    987
                                                                                                      --------
           FINANCIALS (1.7%)
           -----------------
           DIVERSIFIED BANKS (0.1%)
      500  BayernLB Capital Trust I                                           6.20              -(e)       245
      500  Landsbanki Islands hf, acquired 10/12/07;
           cost $500(b),(c),(d),(h)                                           7.43              -(e)         -
                                                                                                      --------
                                                                                                           245
                                                                                                      --------
           MULTI-LINE INSURANCE (1.1%)
      519  AXA SA                                                             3.79(f)           -(e)       343
    1,000  ING Capital Funding Trust III                                      8.44              -(e)       965
    1,000  Oil Insurance Ltd.(b)                                              7.56              -(e)       866
                                                                                                      --------
                                                                                                         2,174
                                                                                                      --------

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                       COUPON                      VALUE
(000)      SECURITY                                                           RATE       MATURITY        (000)
--------------------------------------------------------------------------------------------------------------
           PROPERTY & CASUALTY INSURANCE (0.5%)
$   1,000  QBE Insurance Group Ltd.(b)                                        5.65%     7/01/2023     $    900
           REGIONAL BANKS (0.0%)
    1,000  Glitnir Banki hf, acquired 9/11/06 and 10/18/06;
             cost $1,017(b),(c),(d),(h)                                       7.45              -(e)         -
                                                                                                      --------
           Total Financials                                                                              3,319
                                                                                                      --------
           MATERIALS (0.2%)
           ----------------
           DIVERSIFIED METALS & MINING (0.2%)
      500  Glencore Finance S.A.                                              8.00              -(e)       504
                                                                                                      --------
           Total Eurodollar and Yankee Obligations (cost: $6,022)                                        4,810
                                                                                                      --------
           ASSET-BACKED SECURITIES (1.5%)
           FINANCIALS (1.5%)
           -----------------
           ASSET-BACKED FINANCING (1.5%)
       63  Aerco Ltd.(b)                                                      0.86      7/15/2025           59
      500  AESOP Funding II, LLC(b)                                           9.31     10/20/2013          557
      500  Banc of America Securities Auto Trust                              5.51      2/19/2013          501
      500  Credit Acceptance Auto Loan Trust(b)                               5.68      5/15/2017          508
      584  Prestige Auto Receivables Trust "A"(b)                             5.67      4/15/2017          585
      825  Trinity Rail Leasing, LP(b)                                        5.90      5/14/2036          771
                                                                                                      --------
           Total Asset-Backed Securities (cost: $2,970)                                                  2,981
                                                                                                      --------
           COMMERCIAL MORTGAGE SECURITIES (6.5%)
           FINANCIALS (6.5%)
           -----------------
           COMMERCIAL MORTGAGE-BACKED SECURITIES (6.5%)
    1,140  Banc of America Commercial Mortgage, Inc.                          6.01      7/10/2044          960
      230  Banc of America Commercial Mortgage, Inc.                          5.68      7/10/2046          207
    1,000  Banc of America Commercial Mortgage, Inc.                          5.35      9/10/2047          636
      500  Bear Stearns Commercial Mortgage Securities, Inc.                  5.69      6/11/2050          518
    1,000  Commercial Mortgage Loan Trust                                     6.22     12/10/2049          812
    1,000  Credit Suisse Commercial Mortgage Trust                            6.42      2/15/2041        1,045
      745  Credit Suisse First Boston Mortgage Securities Corp.               5.10      8/15/2038          625
    1,000  GE Capital Commercial Mortgage Corp.                               5.61     12/10/2049          690
      500  GMAC Commercial Mortgage Securities, Inc.                          4.75      5/10/2043          486
      125  Government Lease Trust(b)                                          6.48      5/18/2011          127
      587  GS Mortgage Securities Corp. II                                    4.30      1/10/2040          601
      500  J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.81      6/12/2043          530

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                       COUPON                      VALUE
(000)      SECURITY                                                           RATE       MATURITY        (000)
--------------------------------------------------------------------------------------------------------------
$     378  J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.52%    12/15/2044     $    289
      500  J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.52     12/15/2044          358
      690  Merrill Lynch Mortgage Trust                                       5.40     11/12/2037          644
      500  Merrill Lynch Mortgage Trust                                       6.02      6/12/2050          515
    1,000  ML-CFC Commercial Mortgage Trust                                   5.42      8/12/2048          797
      500  ML-CFC Commercial Mortgage Trust                                   6.16      8/12/2049          412
      232  ML-CFC Commercial Mortgage Trust                                   5.70      9/12/2049          232
      860  Morgan Stanley Capital I, Inc.                                     5.81     12/12/2049          883
    1,000  Morgan Stanley Capital I, Inc.                                     4.77      7/15/2056          854
      655  Wachovia Bank Commercial Mortgage Trust                            5.42      1/15/2045          690
                                                                                                      --------
           Total Commercial Mortgage Securities (cost: $10,534)                                         12,911
                                                                                                      --------
           U.S. TREASURY SECURITIES (2.1%)
           INFLATION-INDEXED NOTES (2.1%)
    4,038  2.13%, 2/15/2040 (cost: $4,341)                                                               4,296
                                                                                                      --------
           Total Bonds (cost: $56,477)                                                                  62,828
                                                                                                      --------

--------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------------
           MONEY MARKET INSTRUMENTS (1.3%)
           MONEY MARKET FUNDS (1.3%)
2,524,754  State Street Institutional Liquid Reserve Fund, 0.27%(i) (cost: $2,525)                       2,525
                                                                                                      --------
           SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.0%)
           MONEY MARKET FUNDS (0.0%)
      511  BlackRock Liquidity Funds TempFund Portfolio, 0.23%(i)                                            -
       90  Fidelity Institutional Money Market Portfolio, 0.29%(i)                                           -
                                                                                                      --------
           Total Short-Term Investments Purchased With Cash Collateral From
             Securities Loaned (cost: $-)                                                                    -
                                                                                                      --------
           TOTAL INVESTMENTS (COST: $200,134)                                                         $198,187
                                                                                                      ========

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER OF                                                                    COUPON                      VALUE
CONTRACTS  SECURITY                                                           RATE       MATURITY        (000)
--------------------------------------------------------------------------------------------------------------
           PURCHASED OPTIONS (0.0%)
       18  Put - On S&P 500 Index expiring August 21, 2010 at 1,025                                   $      8
       72  Put - On S&P 500 Index expiring August 21, 2010 at 1,050                                         52
                                                                                                      --------
           TOTAL PURCHASED OPTIONS (COST: $222)                                                       $     60
                                                                                                      ========
           WRITTEN OPTIONS (0.0%)
      (18) Put - On S&P 500 Index expiring August 21, 2010 at 920                                           (1)
                                                                                                      --------
           TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $16)                                             $     (1)
                                                                                                      ========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                           VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                                      (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                  QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                              IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                                     FOR IDENTICAL ASSETS              INPUTS          INPUTS      TOTAL
--------------------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                                       $ 94,066             $     -            $  -   $ 94,066
   Preferred Securities                                       -               2,007             700      2,707
   Warrants                                                   -                   -               -          -
   Exchange-Traded Funds                                 36,061                   -               -     36,061
Bonds:
   Corporate Obligations                                      -              37,830               -     37,830
   Eurodollar And Yankee Obligations                          -               4,810               -      4,810
   Asset-Backed Securities                                    -               2,981               -      2,981
   Commercial Mortgage Securities                             -              12,911               -     12,911
   U.S. Treasury Securities                               4,296                   -               -      4,296
Money Market Instruments:
   Money Market Funds                                     2,525                   -               -      2,525
Short-Term Investments Purchased
   With Cash Collateral From
   Securities Loaned:
   Money Market Funds                                         -                   -               -          -
   Purchased Options                                         60                   -               -         60
--------------------------------------------------------------------------------------------------------------
Total                                                  $137,008             $60,539            $700   $198,247
--------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

                                                      (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                  QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                              IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES                                FOR IDENTICAL ASSETS              INPUTS          INPUTS      TOTAL
--------------------------------------------------------------------------------------------------------------
Written Options                                             $(1)                 $-              $-        $(1)
--------------------------------------------------------------------------------------------------------------
Total                                                       $(1)                 $-              $-        $(1)
--------------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------------------------------
                                                        PREFERRED         CORPORATE        ASSET-BACKED
($ IN 000S)                                            SECURITIES       OBLIGATIONS          SECURITIES
-------------------------------------------------------------------------------------------------------
Balance as of July 31, 2009                                 $   -             $ 445               $ 504
Net realized gain (loss)                                        -                39                   -
Change in net unrealized appreciation/depreciation           (150)              335                   -
Net purchases (sales)                                         850              (820)                  -
Transfers in and/or out of Level 3                              -                 1                (504)
-------------------------------------------------------------------------------------------------------
Balance as of July 31, 2010                                 $ 700             $   -               $   -
-------------------------------------------------------------------------------------------------------

For the period of February 1, 2010* through July 31, 2010, there were no significant transfers of securities between Levels 1 and 2.

An asset-backed security with a value of $504,000 was transferred from Level 3 to Level 2 due to the availability of significant observable valuation inputs once the security began actively trading. Corporate bonds with a value of $1,000 were transferred from Level 2 to Level 3 due to the lack of quoted prices. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

* This disclosure was effective for financial statements for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 14.2% of net assets at July 31, 2010.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

    U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks or bonds designed to closely track a specific market index. iShares funds are traded on securities exchanges.

    REIT      Real estate investment trust

    SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

o   SPECIFIC NOTES

    (a)  The security or a portion thereof was out on loan as of July 31, 2010.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (c) Security was fair valued at July 31, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2010, was $617,000, which represented 0.3% of the Fund's net assets.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2010.

    (g) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (h) Currently the issuer is in default with respect to interest and/or principal payments.

    (i) Rate represents the money market fund annualized seven-day yield at July 31, 2010.

    *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $90) (cost of $200,134)                                $198,187
   Purchased options, at market value (cost of $222)                          60
   Cash                                                                      115
   Receivables:
      Capital shares sold                                                    271
      USAA Investment Management Company (Note 6D)                           244
      Dividends and interest                                                 970
      Securities sold                                                      3,983
                                                                        --------
         Total assets                                                    203,830
                                                                        --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                        91
      Securities purchased                                                 3,113
      Capital shares redeemed                                                 87
   Written options, at market value (premiums received of $16)                 1
   Accrued management fees                                                   132
   Accrued transfer agent's fees                                               2
   Other accrued expenses and payables                                       108
                                                                        --------
         Total liabilities                                                 3,534
                                                                        --------
            Net assets applicable to capital shares outstanding         $200,296
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $251,652
   Accumulated undistributed net investment income                         3,155
   Accumulated net realized loss on investments, options, and
      futures transactions                                               (52,417)
   Net unrealized appreciation of investments and options                 (2,094)
                                                                        --------
            Net assets applicable to capital shares outstanding         $200,296
                                                                        ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                            20,576
                                                                        ========
   Net asset value, redemption price, and offering price per share      $   9.73
                                                                        ========

See accompanying notes to financial statements.

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $ 2,340
   Interest                                                               6,433
   Securities lending (net)                                                  15
                                                                        -------
         Total income                                                     8,788
                                                                        -------
EXPENSES
   Management fees                                                        1,473
   Administration and servicing fees                                        293
   Transfer agent's fees                                                  1,831
   Custody and accounting fees                                              297
   Postage                                                                  114
   Shareholder reporting fees                                                58
   Trustees' fees                                                            10
   Registration fees                                                         27
   Professional fees                                                         72
   Other                                                                     10
                                                                        -------
         Total expenses                                                   4,185
   Expenses reimbursed                                                   (1,487)
                                                                        -------
         Net expenses                                                     2,698
                                                                        -------
NET INVESTMENT INCOME                                                     6,090
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                       19,002
         Affiliated transactions (Note 8)                                    17
      Options                                                            (2,319)
      Futures transactions                                                  (11)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         8,919
      Options                                                               987
                                                                        -------
         Net realized and unrealized gain                                26,595
                                                                        -------
   Increase in net assets resulting from operations                     $32,685
                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31, 2010

--------------------------------------------------------------------------------

                                                                  2010          2009
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $  6,090      $  5,510
   Net realized gain (loss) on investments                      19,019       (30,621)
   Net realized gain (loss) on options                          (2,319)        2,982
   Net realized gain (loss) on futures transactions                (11)            3
   Change in net unrealized appreciation/depreciation of:
      Investments                                                8,919         5,335
      Options                                                      987          (625)
      Futures contracts                                              -             4
                                                              ----------------------
      Increase (decrease) in net assets resulting
         from operations                                        32,685       (17,412)
                                                              ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (6,430)       (4,804)
                                                              ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    22,965        21,446
   Reinvested dividends                                          6,401         4,791
   Cost of shares redeemed                                     (27,740)      (21,915)
                                                              ----------------------
      Increase in net assets from capital
         share transactions                                      1,626         4,322
                                                              ----------------------
   Capital contribution from USAA Transfer Agency Company            -             3
                                                              ----------------------
   Net increase (decrease) in net assets                        27,881       (17,891)
NET ASSETS
   Beginning of year                                           172,415       190,306
                                                              ----------------------
   End of year                                                $200,296      $172,415
                                                              ======================
Accumulated undistributed net investment income:
   End of year                                                $  3,155      $  3,496
                                                              ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   2,421         2,840
   Shares issued for dividends reinvested                          679           695
   Shares redeemed                                              (2,919)       (2,831)
                                                              ----------------------
      Increase in shares outstanding                               181           704
                                                              ======================

See accompanying notes to financial statements.

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

         calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

         the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.   Options are valued by a pricing service at the National Best Bid/Offer
         (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred securities and long-term debt securities, which are valued based on methods discussed in Note 1A5.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

    determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

    exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves writing (selling) index call or corresponding ETF options and purchasing index put or corresponding ETF options or index put spread options against a highly correlated stock portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes or corresponding ETF options are different from options on individual securities in that the holder of the index options contract has the right to receive an amount of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2010* (IN THOUSANDS)

                                     ASSET DERIVATIVES                 LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------
                                STATEMENT OF                        STATEMENT OF
                                ASSETS AND                          ASSETS AND
DERIVATIVES NOT ACCOUNTED       LIABILITIES                         LIABILITIES
FOR AS HEDGING INSTRUMENTS      LOCATION         FAIR VALUE         LOCATION         FAIR VALUE
-----------------------------------------------------------------------------------------------
Equity contracts                Purchased            $60            Written              $1
                                options                             options
-----------------------------------------------------------------------------------------------

    * For open derivative instruments as of July 31, 2010, see the portfolio of investments, which is also indicative of activity for the year ended July 31, 2010.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2010 (IN THOUSANDS)

DERIVATIVES                                                           CHANGE IN UNREALIZED
NOT ACCOUNTED      STATEMENT OF                                       APPRECIATION
FOR AS HEDGING     OPERATIONS                REALIZED GAIN (LOSS)     (DEPRECIATION)
INSTRUMENTS        LOCATION                  ON DERIVATIVES           ON DERIVATIVES
------------------------------------------------------------------------------------------
Equity contracts   Net realized gain         $(2,319)                 $987
                   (loss) on options and
                   futures transactions/
                   Change in net
                   unrealized
                   appreciation/
                   depreciation of
                   futures contracts

Interest rate      Net realized gain             (11)                    -
contracts          (loss) on futures
                   transactions
------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their

================================================================================

62  | USAA FIRST START GROWTH FUND

================================================================================

    value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended July 31, 2010, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these

================================================================================

64  | USAA FIRST START GROWTH FUND

================================================================================

    arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $1,000 which represents 0.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $153,000, decrease accumulated undistributed net investment income by $1,000, and decrease accumulated net realized loss on investments by $154,000. This includes differences in the accounting for expiration of capital loss carry forwards and the disposal of partnership interests.

The tax character of distributions paid during the years ended July 31, 2010, and 2009, was as follows:

                                                     2010                2009
                                                  ------------------------------
Ordinary income*                                  $6,430,000          $4,804,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  3,161,000
Accumulated capital and other losses                                (51,418,000)
Unrealized depreciation of investments                               (3,255,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2010, the Fund had capital loss carryovers of $153,000 which expired. At July 31, 2010, the Fund had capital loss carryovers of $51,418,000, for federal income tax purposes, which if not offset by subsequent capital gains, will expire between 2011 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees

================================================================================

66  | USAA FIRST START GROWTH FUND

================================================================================

will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

       CAPITAL LOSS CARRYOVERS
--------------------------------------
EXPIRES                      BALANCE
-------                    -----------
 2011                      $41,043,000
 2017                        7,228,000
 2018                        3,147,000
                           -----------
                 Total     $51,418,000
                           ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $355,035,000 and $356,863,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $201,502,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2010, for federal income tax purposes, were $13,064,000 and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

$16,319,000, respectively, resulting in net unrealized depreciation of $3,255,000.

For the year ended July 31, 2010 transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                               NUMBER OF                RECEIVED
                                               CONTRACTS                 (000'S)
                                               ---------------------------------
Outstanding at July 31, 2009                       640                 $    507
Options written                                  7,366                   10,587
Options terminated in closing
   purchase transactions                        (6,745)                 (10,101)
Options expired                                 (1,243)                    (977)
                                               ---------------------------------
Outstanding at July 31, 2010                        18                 $     16
                                               =================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are

================================================================================

68  | USAA FIRST START GROWTH FUND

================================================================================

that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2010, the Fund received securities-lending income of $15,000, which is net of the 20% income retained by Wachovia. As of July 31, 2010, the Fund loaned securities having a fair market value of approximately $90,000 and received cash collateral of $91,000 for the loans, which remained in cash.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $1,473,000, which included less than 0.01% performance adjustment of $6,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreements with Credit Suisse Asset

================================================================================

70  | USAA FIRST START GROWTH FUND

================================================================================

    Management, LLC (Credit Suisse), under which Credit Suisse directs the investment and reinvestment of the portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), under which the Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that Credit Suisse manages. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $146,000.

    The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the year ended July 31, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group, of $59,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2010, the Fund incurred

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    administration and servicing fees, paid or payable to the Manager, of $293,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2010, to limit the annual expenses of the Fund to 1.38% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2010, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2010, the Fund incurred reimbursable expenses of $1,487,000, of which $244,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,831,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

72  | USAA FIRST START GROWTH FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                              COST TO          NET REALIZED
     SELLER           PURCHASER              PURCHASER    GAIN (LOSS) TO SELLER
-------------------------------------------------------------------------------
USAA First Start   USAA Short-Term
 Growth Fund        Bond Fund               $1,014,000           $17,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                              YEAR ENDED JULY 31,
                                                    ------------------------------------------------------------------
                                                        2010           2009         2008         2007             2006
                                                    ------------------------------------------------------------------
Net asset value at
  beginning of period                               $   8.45       $   9.66     $  10.70     $   9.62         $   9.99
                                                    ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                                  .30            .28          .23          .17              .02
  Net realized and
    unrealized gain (loss)                              1.30          (1.24)       (1.09)        1.02             (.39)
                                                    ------------------------------------------------------------------
Total from investment
  operations                                            1.60           (.96)        (.86)        1.19             (.37)
                                                    ------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (.32)          (.25)        (.18)        (.11)               -
                                                    ------------------------------------------------------------------
Net asset value at
  end of period                                     $   9.73       $   8.45     $   9.66     $  10.70         $   9.62
                                                    ==================================================================
Total return (%)*                                      19.00          (9.39)       (8.24)       12.36(a)         (3.70)

Net assets at
  end of period (000)                               $200,296       $172,415     $190,306     $220,295         $222,403
Ratios to average net assets:**
  Expenses (%)(b)                                       1.38           1.38         1.38         1.39(a),(c)      1.45(c)
  Expenses, excluding
    reimbursements (%)(b)                               2.14           2.67         2.18         2.22(a)          2.21
  Net investment
    income (%)                                          3.11           3.62         2.17         1.57              .24
Portfolio turnover (%)                                   188(d)         216(d)       113          135              227

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2010, average net assets were $195,548,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                        (.00%)(+)      (.00%)(+)    (.00%)(+)    (.00%)(+)        (.03%)
    (+) Represents less than 0.01% of average net assets.
(c) Effective October 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.38% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.45%.
(d) Reflects increased trading activity due to asset allocation changes.

================================================================================

74  | USAA FIRST START GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  75

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING              ENDING               DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE          FEBRUARY 1, 2010 -
                                      FEBRUARY 1, 2010        JULY 31, 2010           JULY 31, 2010
                                      ----------------------------------------------------------------
Actual                                    $1,000.00             $1,040.60                   $6.98

Hypothetical
 (5% return before expenses)               1,000.00              1,017.95                    6.90

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 4.06% for the six-month period of February 1, 2010, through July 31, 2010.

================================================================================

76  | USAA FIRST START GROWTH FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                        ADVISORY AGREEMENT |  77

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its

================================================================================

78  | USAA FIRST START GROWTH FUND

================================================================================

timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was

================================================================================

                                                        ADVISORY AGREEMENT |  79

================================================================================

above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager waived its entire management fee and also reimbursed Fund expenses for the period covered by the third-party report.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2009, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one-year period ended December 31, 2009, in the top 20% of its performance universe for the three-year period ended December 31, 2009, and in the bottom 50% for the five-year period ended December 31, 2009. The Board took into account Management's discussion of the Fund's performance and actions taken to address performance, and noted the Fund's improved performance.

================================================================================

80  | USAA FIRST START GROWTH FUND

================================================================================

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board determined that the current investment management fee structure was reasonable. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable

================================================================================

                                                        ADVISORY AGREEMENT |  81

================================================================================

in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund, if any, is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving the Fund's Subadvisory Agreements with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each

================================================================================

82  | USAA FIRST START GROWTH FUND

================================================================================

Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding

================================================================================

                                                       ADVISORY AGREEMENTS |  83

================================================================================

the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, it determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

84  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

86  | USAA FIRST START GROWTH FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (5) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

88  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)

--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

90  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

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   31711-0910                                (C)2010, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2010 and 2009 were $359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    09/30/2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/30/2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/30/2010
         ------------------------------